                                                                    EXHIBIT 10.5


                            DESERT SPRINGS MARRIOTT

                              LIMITED PARTNERSHIP

                                LOAN AGREEMENT



                                 July 26, 1989

                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----
PREAMBLE, RECITALS...................................................   1
1.   DEFINITIONS.....................................................   1
     1.1    Accounting Period........................................   1
     1.2    Accounting Quarter.......................................   2
     1.3    Affiliate................................................   2
     1.4    Agent....................................................   2
     1.5    Agreement................................................   2
     1.6    Annual Rental............................................   2
     1.7    Arrangement Fee..........................................   2
     1.8    Assessment Rate..........................................   2
     1.9    Authorized Accounting Officer............................   3
     1.10   Authorized Representative................................   3
     1.11   Bank Regulatory Requirement..............................   3
     1.12   Base Eurodollar Rate.....................................   3
     1.13   Base Fixed CD Rate.......................................   3
     1.14   Base Fixed Treasury Rate.................................   4
     1.15   Borrower.................................................   4
     1.16   Borrowing................................................   4
     1.17   Borrowing Notice.........................................   4
     1.18   Break Amount.............................................   5
     1.19   Break Cost...............................................   5
     1.20   Break Date...............................................   5
     1.21   Break Rate...............................................   6
     1.22   Business Day.............................................   6
     1.23   Cash Flow Available for Loans............................   7
     1.24   CD Interest Period.......................................   7
     1.25   CD Reserve Requirement...................................   7
     1.26   Closing..................................................   7
     1.27   Control..................................................   7
     1.28   Corporate Base Rate......................................   8
     1.29   Corporation..............................................   8

                                                                      Page
                                                                      ----
     1.30   Current Fixed Treasury Rate..............................   8
     1.31   Current Value............................................   9
     1.32   Debt Service.............................................   9
     1.33   Debt Service Coverage....................................   9
     1.34   Deductions...............................................   9
     1.35   Deed of Trust............................................   9
     1.36   Discount Rate............................................   9
     1.37   Dollars..................................................  10
     1.38   Effective Date...........................................  10
     1.39   Environmental Indemnity Agreement of the Borrower .......  10
     1.40   Environmental Indemnity Agreement of Marriott............  10
     1.41   Environmental Laws.......................................  10
     1.42   Equipment................................................  10
     1.43   Equipment Lease..........................................  11
     1.44   Equipment Purchase Agreement.............................  11
     1.45   Eurodollar Borrowing.....................................  11
     1.46   Eurodollar Interest Period...............................  11
     1.47   Eurodollar Rate..........................................  12
     1.48   Eurodollar Reserve Requirement...........................  12
     1.49   Events of Default........................................  13
     1.50   Extraordinary Revenues...................................  13
     1.51   FF&E.....................................................  13
     1.52   FF&E Reserve.............................................  13
     1.53   Financial Statements.....................................  13
     1.54   Fiscal Year..............................................  13
     1.55   Fixed CD Rate............................................  14
     1.56   Fixed CD Rate Borrowing..................................  14
     1.57   Fixed Rate...............................................  14
     1.58   Fixed Rate Borrowing.....................................  14
     1.59   Fixed Treasury Rate......................................  14
     1.60   Fixed Treasury Rate Borrowing............................  15
     1.61   Floating Rate............................................  15
     1.62   Floating Rate Borrowing..................................  15

                                                                      Page
                                                                      ----
     1.63   FNBC.....................................................  15
     1.64   General Partner..........................................  15
     1.65   General Partner Guaranty.................................  15
     1.66   Golf Course A............................................  15
     1.67   Golf Course B............................................  15
     1.68   Golf Course B Owner......................................  15
     1.69   Golf Course Lease........................................  16
     1.70   Golf Course Lease Assignment.............................  16
     1.71   Governmental Authority...................................  16
     1.72   Gross Revenues...........................................  16
     1.73   Guaranties...............................................  17
     1.74   Hazardous Substances.....................................  17
     1.75   Homeowners Agreement.....................................  17
     1.76   Host.....................................................  17
     1.77   Improvements.............................................  17
     1.78   Indebtedness.............................................  18
     1.79   Interest period..........................................  19
     1.80   Investor Notes...........................................  19
     1.81   Land.....................................................  19
     1.82   Laws.....................................................  19
     1.83   Legal Rate...............................................  20
     1.84   Lenders..................................................  20
     1.85   Lending Installation.....................................  20
     1.86   Lien.....................................................  20
     1.87   Loan, Loans..............................................  20
     1.88   Loan A...................................................  20
     1.89   Loan B...................................................  20
     1.90   Loan Commitment, Loan Commitments........................  21
     1.91   Loan Documents...........................................  21
     1.92   Loan Fee.................................................  21
     1.93   Marriott.................................................  21
     1.94   Marriott Entities........................................  21
     1.95   Marriott Guaranty........................................  21

                                                                      Page
                                                                      ----
     1.96   Maturity Date............................................  21
     1.97   Memorandum...............................................  22
     1.98   Minimum Notice Period....................................  22
     1.99   Net Equipment Rental Income..............................  22
     1.100  Notes....................................................  22
     1.101  Operating Lease..........................................  22
     1.102  Operating Lease Subordination............................  22
     1.103  Operating Profit.........................................  22
     1.104  Operating Tenant.........................................  23
     1.105  Original Loan Agreement..................................  23
     1.106  Partners' Priority Return................................  23
     1.107  Partnership Documents....................................  23
     1.108  Permitted Exceptions.....................................  23
     1.109  Person...................................................  23
     1.110  Potential Default........................................  23
     1.111  Property.................................................  24
     1.112  Pro Rata Share...........................................  24
     1.113  Purchase Agreement.......................................  24
     1.114  Purchase Agreement Assignment............................  24
     1.115  Purchase Debt............................................  24
     1.116  Purchase Note............................................  24
     1.117  Quarterly Payment Date...................................  25
     1.118  Rate Option..............................................  25
     1.119  Regulation D.............................................  25
     1.120  Required percentage of the Lenders.......................  25
     1.121  Reserve Requirement......................................  25
     1.122  Rollover.................................................  25
     1.123  Security Agreement.......................................  25
     1.124  Series A Notes...........................................  25
     1.125  Series B Notes...........................................  26
     1.126  Stock....................................................  26
     1.127  Subordination Agreement..................................  27
     1.128  Swap Spread..............................................  27
     1.129  Title Insurer............................................  27

                                                                      Page
                                                                      ----
     1.130  Treasury Rate Interest Period............................  27
     1.131  Treasury Reserve Requirement.............................  28
     1.132  TWA......................................................  28
     1.133  Yield Protection Amounts.................................  28
     1.134  Yield protection Notice..................................  28
2.   THE LOAN........................................................  29
     2.1    Agreement to Lend and Borrow.............................  29
     2.2    Payment at Maturity Date.................................  30
     2.3    Application of Payments..................................  30
     2.4    Method of Selecting Rate Options and Interest Periods....  31
     2.5    No Default...............................................  33
     2.6    Minimum Requirements.....................................  33
     2.7    Method of Borrowing......................................  33
     2.8    Interest Payments........................................  34
     2.9    Prepayment...............................................  34
     2.10   Lending Installations....................................  35
     2.11   Funding Indemnification..................................  35
     2.12   Taxes....................................................  37
     2.13   Yield Protection.........................................  39
     2.14   Certificates; Survival of Indemnity......................  42
     2.15   Telephonic Notices.......................................  42
     2.16   Method of Payment........................................  43
     2.17   General Provisions Concerning Loans......................  43
     2.18   Loan Documents...........................................  43
     2.19   Use of proceeds..........................................  44
     2.20   Fees.....................................................  44
     2.21   Exculpation..............................................  44
     2.22   Payment of Expenses......................................  45
     2.23   Advances through Title Insurer...........................  46
     2.24   Other Advances by Lenders................................  46

                                                                      Page
                                                                      ----
3.   CONDITIONS TO LOANS.............................................  46
     3.1    Notes....................................................  46
     3.2    Collateral Security......................................  46
     3.3    Operating Lease..........................................  48
     3.4    Purchase Agreement.......................................  49
     3.5    Golf Course Lease........................................  49
     3.6    Partnership Documents....................................  49
     3.7    General Partner's Corporate Documents      ..............  49
     3.8    Operating Tenant's Joint Venture Documents...............  50
     3.9    Marriott Corporate Documents.............................  50
     3.10   Host Corporate Documents.................................  51
     3.11   Golf Course B Owner's Corporate Documents................  52
     3.12   Costs....................................................  52
     3.13   Financial Statements.....................................  53
     3.14   Opinion of Local Counsel.................................  53
     3.15   Opinion of Counsel to Marriott...........................  53
     3.16   Certificate of Occupancy.................................  54
     3.17   Recording................................................  54
     3.18   Title Insurance..........................................  54
     3.19   UCC Searches.............................................  55
     3.20   Survey...................................................  55
     3.21   Evidence of Insurance....................................  56
     3.22   Compliance, Access, Utilities............................  56
     3.23   Estoppel Certificate from Operating Tenant...............  56
     3.24   Estoppel Certificate from Golf Course B Owner............  57
     3.25   Estoppel Certificate from TWA............................  57
     3.26   Certificate Regarding Condition of the Property..........  57
     3.27   Additional Documents.....................................  57
     3.28   No Default...............................................  58
     3.29   Representations and Warranties...........................  58

                                                                      Page
                                                                      ----
4.   REPRESENTATIONS AND WARRANTIES..................................  58
     4.1    The Borrower.............................................  58
     4.2    Ownership by Marriott....................................  59
     4.3    Authorization and Execution..............................  59
     4.4    Compliance with Other Instruments........................  60
     4.5    Consents.................................................  61
     4.6    Financial Statements.....................................  61
     4.7    No Material Changes......................................  62
     4.8    Title to Properties......................................  62
     4.9    Leases...................................................  62
     4.10   Marriott Hotel...........................................  63
     4.11   Litigation...............................................  63
     4.12   Burdensome Provisions....................................  63
     4.13   Force Majeure............................................  64
     4.14   Tax Liability............................................  64
     4.15   Distributions............................................  65
     4.16   Regulation U, etc........................................  65
     4.17   Compliance with Law......................................  65
     4.18   Permits and Licenses.....................................  65
     4.19   No Notices...............................................  65
     4.20   Disclosure...............................................  66
     4.21   Net Worth................................................  66
     4.22   Compliance with Securities Laws..........................  66
     4.23   Brokerage Fees...........................................  66
     4.24   FF&E Reserve.............................................  67
     4.25   Best Efforts.............................................  67
     4.26   Environment..............................................  67
5.   AFFIRMATIVE COVENANTS...........................................  68
     5.1    Pay Principal and Interest...............................  68
     5.2    Maintenance of Borrower's Office.........................  68
     5.3    Keep Books; Set Aside Reserves...........................  68
     5.4    Payment of Taxes; Existence; Maintenance of Properties...  69
     5.5    Insurance................................................  70

                                                                      Page
                                                                      ----
     5.6    Financial Statements and Reports.........................  70
     5.7    Inspection...............................................  74
     5.8    Notice of Claims.........................................  74
     5.9    Agreements...............................................  75
     5.10   Licenses.................................................  75
     5.11   Operations...............................................  75
     5.12   FF&E Reserve.............................................  75
     5.13   Restrictive Covenants....................................  76
     5.14   Easements................................................  77
     5.15   Compliance...............................................  77
6.   NEGATIVE COVENANTS..............................................  77
     6.1    Allocation of Cash Flow Available for Loans..............  77
     6.2    Indebtedness.............................................  78
     6.3    Liens....................................................  81
     6.4    Distribution.............................................  83
     6.5    Sale and Leaseback.......................................  83
     6.6    Change in partnership; Disposal of Property..............  83
     6.7    Certain Transactions with Affiliated Persons.............  83
     6.8    Amendments to Agreements.................................  84
     6.9    Maintenance of Present Business..........................  84
     6.10   Leases...................................................  85
     6.11   Use of Loan Proceeds.....................................  85
     6.12   FF&E Reserve.............................................  85
     6.13   Homeowners Agreement.....................................  85
7.   INSURANCE.......................................................  85
     7.1    Hazard Insurance.........................................  85
     7.2    Flood and Earthquake Insurance...........................  86
     7.3    Other Insurance..........................................  87
     7.4    Required Notices.........................................  87
     7.5    Payment and Application..................................  87


                                                                      Page
                                                                      ----
8.   DEFAULTS AND REMEDIES...........................................  87
     8.1    Events of Default........................................  87
     8.2    Suits for Enforcement....................................  92
     8.3    Remedies Cumulative......................................  93
     8.4    TWA Default..............................................  93
9.   THE AGENT.......................................................  94
     9.1    Appointment of the Agent.................................  94
     9.2    Agent's Rights and Liabilities...........................  95
10.  EQUIPMENT  ..................................................... 101
     10.1   Amendment of Equipment Lease............................. 101
     10.2   Sale of Equipment........................................ 102
     10.3   Release of Security Interest............................. 104
11.  MISCELLANEOUS................................................... 104
     11.1   Notices and Addresses  .................................. 104
     11.2   Survival of Representations; Successors and Assigns...... 106
     11.3   Effect of Delay; No Waivers.............................. 107
     11.4   Expenses................................................. 107
     11.5   Consent by percentage of the Lenders..................... 108
     11.6   Lenders' Right of Setoff................................. 110
     11.7   Use of Accounting Terms.................................. 110
     11.8   Equitable Adjustment among Lenders....................... 110
     11.9   No Assignment by Borrower................................ 111
     11.10  Lender Assignment and participation...................... 111
     11.11  Books and Records  ...................................... 112
     11.12  Written Communications with Agent........................ 112
     11.13  Proceedings.............................................. 113
     11.14  Resignation of Agent..................................... 113
     11.15  Time of the Essence...................................... 114
     11.16  Exhibits................................................. 114
     11.17  Counterparts............................................. 114
     11.18  Construction and Jurisdiction............................ 114
     11.19  Description of Documents................................. 115
     11.20  Headings................................................. 116

                                                                     Page
                                                                     ----
     11.21  Indemnity................................................ 116
     11.22  Validity................................................. 116
     11.23  Confidentiality.......................................... 116
     11.24  Incorporation by Reference............................... 117

                             List of Exhibits
                             ----------------

Exhibit                      Description                    Section
-------                      -----------                    -------
     A                   Deed of Trust                        1.35

     B                   General Partner Guaranty             1.65

     C                   Golf Course B Land                   1.67

     D                   Land                                 1.81

     E                   Marriott Guaranty                    1.95

     F                   permitted Exceptions                 1.108

     G                   Form of Series A Note                1.124

     H                   Form of Series B Note                1.125

     I                   Security Agreement                   3.2(b)

     J                   Environmental Indemnity
                         Agreement of the Borrower            1.39

     K                   Environmental Indemnity
                         Agreement of Marriott                1.40

     L                   Purchase Agreement                   3.2(d)
                         Assignment

     M                   Operating Lease
                         Subordination                        3.2(e)

     N                   Golf Course Lease                    3.2(f)
                         Assignment

     0                   Subordination Agreement              3.2(g)

     p                   Local Counsel Opinion                3.14

     Q                   Opinion of Counsel
                         to Marriott                          3.15

     R                   Estoppel Certificate
                         from Operating Tenant                3.23

     S                   Estoppel Certificate
                         from Golf Course B Owner             3.24

     T                   Estoppel Certificate
                         from TWA                             3.25

     U                   Exceptions to Represen-
                         tations and Warranties               4

     V                   Environmental Disclosures            4.26

                                LOAN AGREEMENT
                                --------------

     AGREEMENT dated as of the 26th day of July, 1989, by and among THE FIRST NATIONAL BANK OF CHICAGO, a national banking association of the United States of America; CREDIT LYONNAIS, New York Branch and CREDIT LYONNAIS, Cayman Island Branch (collectively "Credit Lyonnais"); SOCIETE GENERALE, Chicago Branch; SUMITOMO TRUST & BANKING CO., LTD., Los Angeles Agency (collectively, the "Lenders," and severally, a "Lender"), and DESERT SPRINGS MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower").

                                  WITNESSETH:

     FOR AND IN CONSIDERATION of the covenants and agreements herein contained, and for other good and valuable consideration, the Lenders and the Borrower hereby covenant and agree as follows:

     1.  DEFINITIONS.

     For all purposes of this Agreement and of the other Loan Documents (as hereinafter defined), the following terms used in this Agreement and in the other Loan Documents without definition shall have the following respective meanings:

     1.1.  The term "Accounting Period" means each four (4) week accounting
                     -----------------
period having the same beginning and ending dates as the General Partner's four
(4) week accounting periods, except that the first or last Accounting Period in each year may occasionally be shorter or longer than four (4) weeks when necessary to conform the accounting system to the calendar.

     1.2.  The term "Accounting Quarter" means the Accounting Periods ending on
                     ------------------
the third, sixth, ninth and last Accounting Periods within each Fiscal Year.

     1.3.  The term "Affiliate" means, with respect to any Person, any other
                     ---------
Person who is in Control of, under the Control of or under common Control with such Person, whether directly or indirectly.

     1.4.  The term "Agent" means The First National Bank of Chicago, acting as
                     -----
agent pursuant to Article 9 hereof.

     1.5.  The term "Agreement" means this agreement, including any and all
                     ---------
Exhibits and Schedules hereto, as the same may be amended, supplemented or otherwise modified from time to time, and the terms "herein," "hereof," "hereunder" and like terms shall be taken as referring to this Agreement in its entirety and shall not be limited to any particular section or provision hereof.

     1.6.  The term "Annual Rental" means, for any Fiscal Year, the greater of
                     -------------
(x) eighty-five percent (85%) of Operating Profit for such Fiscal Year, through December 31, 1993, and eighty percent (80%) of Operating Profit for such Fiscal Year thereafter, or (y) the greater of (i) $20,000,000 or (ii) Debt Service on the Loans for such Fiscal Year, but, in the case of clauses (i) or (ii), not to exceed one hundred percent (100%) of Operating Profit for such Fiscal Year.

     1.7.  The term "Arrangement Fee" has the meaning provided therefor in
                     ---------------
Section 2.20 hereof.

     1.8.  The term "Assessment Rate" means, for any CD Interest Period, the net
                     ---------------
assessment rate per annum (rounded
upwards, if necessary, to the next higher 1/100 of 1%) payable to the Federal Deposit Insurance Corporation (or any successor) for the insurance of domestic deposits of FNBC during the calendar year in which the first day of such CD Interest Period falls, as estimated by FNBC on the first day of the CD Interest Period.

     1.9.  The term "Authorized Accounting Officer" means the chief accounting
                     -----------------------------
officer, or one of his or her duly authorized representatives designated in a writing delivered to the Lenders by the chief accounting officer.

     1.10. The term "Authorized Representative" means any representative of the
                     -------------------------
General Partner who, pursuant to written notice from the Borrower to the Agent, is authorized by the Borrower to act in connection herewith.


     1.11. The term "Bank Regulatory Requirement" has the meaning provided in
                     ---------------------------
Section 2.13 hereof.

     1.12. The term "Base Eurodollar Rate" means, with respect to a Eurodollar
                     --------------------
Borrowing for the relevant Eurodollar Interest Period, the published composite 11:00 a.m. London LIBO Rate two Business Days prior to the first day of such Eurodollar Interest Period, with a maturity approximately equal to such Eurodollar Interest Period and in the amount of $5,000,000.00.

     1.13. The term "Base Fixed CD Rate" means, with respect to a Fixed CD
                     ------------------
Rate Borrowing for the relevant CD Interest Period, the rate determined by the Agent to be the arithmetic average of the prevailing bid rates quoted to the Agent at or before 10:00 a.m. (Chicago, Illinois time) on the first day of such CD Interest Period by three certificate of deposit dealers in New York or Chicago of recognized standing selected by the Agent in its sole discretion for the purchase at face value of certificates of deposit of FNBC in the approximate amount of FNBC's Pro Rata Share of the relevant Fixed CD Rate Borrowing and having a maturity approximately equal to the relevant CD Interest Period.

     1.14. The term "Base Fixed Treasury Rate" means, with respect to a
                     ------------------------
Fixed Treasury Rate Borrowing, a rate per annum (adjusted to a quarterly basis to reflect the interest payment frequency hereunder and, in the case of U.S. Treasury bills, converted to a bond equivalent yield) equal to the semiannual equivalent yield to maturity of U.S. Treasury securities maturing on the last day of the Treasury Rate Interest Period applicable to said Fixed Treasury Rate Borrowing (or, if no U.S. Treasury securities mature on the last day of said Treasury Rate Interest Period, as determined by interpolation between the yields to maturity for two series of U.S. Treasury securities respectively maturing before and after, but as close as possible to, the last day of said Treasury Rate Interest Period) as reported on page 678 of the electronic Telerate Systems service (or if such quotations are unavailable, from such other source as the Agent may reasonably select) as of 10:00 a.m. (Chicago, Illinois time) on the second Business Day prior to the Effective Date for such Fixed Treasury Rate Borrowing.

     1.15. The term "Borrower" has the meaning provided therefor in the Preamble
                     --------
hereof.

     1.16. The term "Borrowing" means a Eurodollar Borrowing or a Fixed CD
                     ---------
Rate Borrowing or a Floating Rate Borrowing, or a Fixed Treasury Rate Borrowing.

     1.17. The term "Borrowing Notice" means an irrevocable written, telex or
                     ----------------
telephone notice given by an Authorized Representative to and received by the Agent, whether in connection with the Closing or any Rollover, specifying (a) the amount of each Borrowing,
(b) the Interest Period applicable to each Fixed Rate Borrowing and (c) the Effective Date of each such Borrowing.

     1.18. The term "Break Amount" means the amount of a Fixed Rate Borrowing
                     ------------
(a) that the Borrower has repaid or is obligated to repay (whether because of acceleration, prepayment or otherwise) or has notified the Agent of its intention to repay, prior to either the originally scheduled due date for payment thereof or the last day of the Interest Period applicable to said Fixed Rate Borrowing, whichever the case may be, or (b) not made on the Effective Date specified by the Borrower in its Borrowing Notice for any reason other than a default by the Lenders.

     1.19. The term "Break Cost" means, with respect to a particular Break
                     ----------
Amount, an amount equal to the excess, if any, of (a) the sum of the Current Values of each interest payment that would have been due with respect to such Break Amount if the Break Amount had remained outstanding on each Quarterly Payment Date during the Interest Period and on the last day of the Interest Period (but not including interest accrued prior to the Break Date and any additional charges for late payment or acceleration) minus (b) the sum of the Current Values of each interest payment that would have been due with respect to such Break Amount if the Break Amount had remained outstanding on each Quarterly Payment Date during the Interest Period and on the last day of the Interest Period and interest on the Break Amount had been payable at a rate per annum equal to the Break Rate (but not including any interest accrued prior to the Break Date and any additional charges for late payment or acceleration).

     1.20. The term "Break Date" means (a) the date a Break Amount is repaid;
                     ----------
(b) the date a Break Amount becomes due;

(c) the date on which the Agent notifies the Lenders that a Fixed Rate Borrowing will not be made for any reason other than a default by the Lenders; or (d) in the event that the Borrower notifies the Agent of an intent to repay on a certain date but does not repay on that date, the date specified in the Borrower's notice as the date on which it intends to repay.

     1.21. The term "Break Rate" means, (a) with respect to the Break Amount and
                     ----------
Interest Period of a Eurodollar Borrowing or a Fixed CD Rate Borrowing, a Fixed Rate determined by the Agent in accordance with the terms of this Agreement assuming that (i) the remainder of the Interest Period applicable to such Eurodollar Borrowing or Fixed CD Rate Borrowing after the Break Date is an entire Interest Period, (ii) the Break Amount is the amount of a Fixed Rate Borrowing, (iii) the Break Date is the Effective Date of such Fixed Rate Borrowing and (iv) the Rate Option is the same Rate Option originally selected by the Borrower for the Interest Period, adjusted for the new, shorter Interest Period applicable to said Fixed Rate Borrowing (rounded to the nearest thirty
(30) day multiple) and (b) with respect to the Break Amount of a Fixed Treasury Rate Borrowing, a rate per annum equal to the Current Fixed Treasury Rate calculated as of the Break Date.

     1.22. The term "Business Day" means a day on which the principal office of
                     ------------
the Agent is open for the full transacting of its banking business and banks in New York and California are generally open for business and, with respect to the borrowing, rate selection or payment of Eurodollar Borrowings, a date on which, in addition to the foregoing, dealings in Dollars are carried on in the London interbank market.

     1.23. The term "Cash Flow Available for Loans" means, for any Fiscal Year,
                     -----------------------------
the sum of Annual Rental and Net Equipment Rental Income for such Fiscal Year.

     1.24. The term "CD Interest Period" means, with respect to a Fixed CD Rate
                     ------------------
Borrowing, a period of 30, 60, 90 or 180 days commencing on a Business Day selected by the Borrower pursuant to this Agreement. If such CD Interest Period would end on a day which is not a Business Day, such CD Interest Period shall end on the next succeeding Business Day. Any CD Interest Period must end on or before the Maturity Date.

     1.25. The term "CD Reserve Requirement" means, for any given day that
                     ----------------------
percentage (expressed as a decimal and rounded to the nearest 1/100 of 1% or, if there is no nearest 1/100 of 1%, rounded to the next higher 1/100 of 1%) which the Board of Governors of the Federal Reserve System (or any successor governmental body) specifies to be used on such day in determining the reserve requirement (including, without limitation, "basic," "supplemental," "marginal," and "emergency" reserves) under Regulation D or other applicable regulations in effect from time to time promulgated by said Board of Governors (or any successor governmental body) applicable to certificates of deposit issued for the selected CD Interest Period in denominations in excess of $100,000.00 issued by FNBC.

     1.26. The term "Closing" means the disbursement of the Loans and, without
                     -------
limitation of the foregoing, Closing shall not be deemed to have occurred merely upon the execution of this Agreement.

     1.27. The term "Control" means the power to direct or cause the direction
                     -------
of the management and policies of a Person, either alone or in conjunction with others and whether through the ownership of Stock, by contract or otherwise.

     1.28. The term "Corporate Base Rate" means a fluctuating interest rate per
                     -------------------
annum announced publicly by FNBC as its corporate base rate.

     1.29. The term "Corporation" shall include an association, joint stock
                     -----------
company, business trust or other similar organization (other than a partnership).

     1.30. The term "Current Fixed Treasury Rate" means, with respect to a Break
                     ---------------------------
Amount, a rate per annum equal to the sum of (a) 0.65% and (b) either of the following rates (adjusted to a quarterly basis to reflect the interest payment frequency hereunder): (i) the fixed rate the Agent would quote in good faith as of 10:00 a.m. (Chicago, Illinois time) to other dealers in the United States interest rate swap market for an interest rate swap commencing on the Break Date, maturing on the last day of the Interest Period applicable to the Break Amount before such Break Amount was prepaid or became due and before any notice of intent to prepay was given, under which the Agent would be paying semiannual fixed rate payments determined on a 360-day basis in exchange for receiving from the dealer semiannual floating rate payments determined on a 360-day basis with respect to the London interbank offered rate for six-month Dollar deposits, and having a notional amount equal to the multiple of $5,000,000.00 nearest to the Break Amount, or if (ii) the Agent does not provide such quotation for any reason, the arithmetic average of the fixed rates quoted to the Agent as of 10:00 a.m. (Chicago, Illinois time) by three leading dealers in the United States interest rate swap market, selected by the Agent in good faith for such interest rate swap under which such dealer would be paying such fixed rate payments and the Agent would be paying such floating rate payments.

        1.31.  The term "Current Value" means, with respect to any interest
                         -------------
payment, the value of that interest payment on the Break Date after discounting the amount of the interest payment from the date when such interest payment would have been due at the Discount Rate.

        1.32.  The term "Debt Service" means the sum of all payments of
                         ------------
principal and interest required to be made with respect to any designated Indebtedness (such as, for example, the Loans) during a given period.

        1.33.  The term "Debt Service Coverage" means, for any given period, the
                         ---------------------
ratio of (a) Operating Profit during such period to (b) Debt Service (on any designated Indebtedness) during such period.

        1.34.  The term "Deductions" means the amounts incurred by the Operating
                         ----------
Tenant in operating the Property and defined as "Deductions" in the Operating Lease, including an amount, to be retained by the Operating Tenant, equal to three percent (3%) of Gross Revenues.

        1.35.  The term "Deed of Trust" means a deed of trust and security
                         -------------
agreement relating to the Property (including the leasehold estate under the Golf Course Lease) in the form of Exhibit A hereto, duly executed and delivered by Borrower.

        1.36.  The term "Discount Rate" means, with respect to any interest
                         -------------
payment, a rate per annum expressed as a decimal (and converted to a bond equivalent yield in the case of U.S. Treasury bills), equal to (a) the semiannual equivalent yield to maturity of U.S. Treasury securities maturing on the date when such interest payment would have been due (or if no U.S. Treasury securities mature on such date, as determined by interpolation between the yields to maturity for two series of U.S. Treasury securities respectively maturing before and after, but as close as possible to, such date) as reported on page 678 of the electronic Telerate Systems service (or if such quotations are unavailable, from such other source as the Agent may reasonably select) as of 10:00 a.m. (Chicago, Illinois time) on the Break Date plus (b) 0.60% plus (c) the CD Reserve Requirement, the Eurodollar Reserve Requirement or the Treasury Reserve Requirement, whichever is applicable to said interest payment.

        1.37.  The term "Dollars" and the sign "S" mean lawful currency of the
                         -------                -
United States of America.

        1.38.  The term "Effective Date" means any Business Day designated by
                         --------------
the Borrower in a Borrowing Notice as the effective date of a Borrowing.

        1.39.  The term "Environmental Indemnity Agreement of the Borrower"
                         -------------------------------------------------
means an Environmental Indemnity Agreement executed by the Borrower in the form of Exhibit J attached hereto.

        1.40.  The term "Environmental Indemnity Agreement of Marriott" means an
                         ---------------------------------------------
Environmental Indemnity Agreement executed by Marriott in the form of Exhibit K attached hereto.

        1.41.  The term "Environmental Laws" means all applicable federal, state
                         ------------------
and local environmental, health or safety laws, regulations and rules of common law.

        1.42.  The term "Equipment" means various ground service equipment,
                         ---------
equipment used in the repair and maintenance of aircraft and other equipment purchased by the Borrower from TWA under the Equipment Purchase Agreement and leased back to TWA under the Equipment Lease.

        1.43.  The term "Equipment Lease" means a lease dated March 3, 1987
                         ---------------
between the Borrower as lessor and TWA as lessee pursuant to which the Borrower leases Equipment to TWA for terms ranging from four to eight years.

        1.44.  The term "Equipment Purchase Agreement" means an agreement dated
                         ----------------------------
March 3, 1987 between TWA as seller and the Borrower as purchaser pursuant to which Borrower purchased the Equipment from TWA.

        1.45.  The term "Eurodollar Borrowing" means any portion of the Loans
                         --------------------
accruing interest at a Eurodollar Rate.

        1.46.  The term "Eurodollar Interest Period" means, with respect to a
                         --------------------------
Eurodollar Borrowing, a period of one, two, three or six months, to the extent Eurodollar Borrowings of such or similar periods are available to FNBC, commencing on a Business Day selected by the Borrower in its Borrowing Notice. A month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month. If there is no such numerically corresponding day in the month in which the Eurodollar Interest Period ends, the Eurodollar Interest Period shall end on the last Business Day of such month. If any Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day; provided, however, that, if said next succeeding
                              --------- -------
Business Day falls in a new month, such Eurodollar Interest Period shall end on the immediately preceding Business Day. Any such Eurodollar Interest Period must end on or before the Maturity Date.

        1.47.  The term "Eurodollar Rate" means, with respect to a Eurodollar
                         ---------------
Borrowing for the relevant Eurodollar Interest Period, the sum of (i) the quotient of (a) the Base Eurodollar Rate applicable to that Eurodollar Interest Period, divided by (b) one minus the Eurodollar Reserve Requirement (expressed as a decimal) applicable to that Eurodollar Interest Period, plus (ii) 0.60%. The Eurodollar Rate shall be rounded, if necessary, to the next higher 1/16 of 1%. If at any time FNBC is not offering deposits to first-class banks in the London interbank market, or adequate and fair means do not exist for determining the Eurodollar Rate, for any one or more Eurodollar Interest Periods, then the availability of the Eurodollar Rate for such Eurodollar Interest Period or Periods shall be immediately suspended hereunder and the Eurodollar Rate for such Eurodollar Interest Period or Periods may not be selected until such time as FNBC is offering such deposits and adequate and fair means exist for such determination.

        1.48.  The term "Eurodollar Reserve Requirement" means, with respect to
                         ------------------------------
a Eurodollar Interest Period, the daily average during such Eurodollar Interest Period of the aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements during such Eurodollar Interest Period) which is incurred and paid by FNBC under Regulation D on Eurodollar liabilities with a maturity equal to that of the Eurodollar Interest Period or under any other existing or future law, rule, regulation or directive imposing any reserve, special deposit or similar requirement. In no event shall the Eurodollar Reserve Requirement exceed the maximum statutory amount imposed under Regulation D or other law, rule, regulation or directive.

        1.49.  The term "Events of Default" has the meaning provided therefor in
                         -----------------
Section 8.1 hereof.

        1.50.  The term "Extraordinary Revenues" means the net proceeds from (a)
                         ----------------------
sales or other dispositions of any of the assets of Borrower other than in the ordinary course of business of the Property; (b) damage recoveries and casualty and public liability insurance proceeds; (c) income derived from securities and other property acquired and held for investment; (d) condemnation awards or sales in lieu of and under the threat of permanent condemnation (except for awards for temporary takings included within "Gross Revenues" under Section 13.02C of the Operating Lease and which shall constitute Gross Revenues hereunder); (e) proceeds from any Indebtedness permitted under Section 6.2 hereof; and (f) proceeds from capital contributions of partners of Borrower or from loans by partners of Borrower.

        1.51.  The term "FF&E" means all furniture, furnishings, fixtures and
                         ----
equipment acquired or to be acquired in connection with the operation of the Property.

        1.52.  The term "FF&E Reserve" has the meaning provided therefor in
                         ------------
Section 5.12 hereof.

        1.53.  The term "Financial Statements" has the meaning provided therefor
                         --------------------
in Section 4.6 hereof.

        1.54.  The term "Fiscal Year" means the calendar year. If Borrower's
                         -----------
Fiscal Year is changed in the future, appropriate adjustment to the Agreement's reporting and accounting procedures shall be made; provided, however, that no
                                                   --------- -------
such change or adjustment shall alter in any material respect any determinations of Annual Rental, Cash Flow Available for Loans, Net Equipment

Rental Income, Operating Profit or other amounts determinable hereunder with reference to a Fiscal Year or any part thereof.

        1.55.  The term "Fixed CD Rate" means, with respect to a Fixed CD Rate
                         -------------
Borrowing for the relevant CD Interest Period, a rate per annum equal to the sum of (i) the quotient of (a) the Base Fixed CD Rate applicable to that CD Interest Period, divided by (b) one minus the CD Reserve Requirement (expressed as a decimal) applicable to that CD Interest Period, plus (ii) the Assessment Rate applicable to that CD Interest Period, plus (iii) 0.60%. The Fixed CD Rate shall be rounded, if necessary, to the next higher 1/100 of 1%.

        1.56.  The term "Fixed CD Rate Borrowing" means a Borrowing that bears
                         -----------------------
interest at a Fixed CD Rate.

        1.57.  The term "Fixed Rate" means a Eurodollar Rate or a Fixed CD Rate
                         ----------
or a Fixed Treasury Rate (as the case may be).

        1.58.  The term "Fixed Rate Borrowing" means a Eurodollar Borrowing or a
                         --------------------
Fixed CD Rate Borrowing or a Fixed Treasury Rate Borrowing (as the case may be).

        1.59.  The term "Fixed Treasury Rate" means, with respect to a Fixed
                         -------------------
Treasury Rate Borrowing for the relevant Treasury Rate Interest Period, a rate per annum quoted by Agent from time to time at Borrower's request and selected by Borrower as provided in Section 2.4 hereof which is equal to the sum of (i) the quotient of (a) the Base Fixed Treasury Rate divided by (b) one minus the Treasury Reserve Requirement (expressed as a decimal) applicable to that Treasury Rate Interest Period, plus (ii) the Swap Spread, plus (iii) 0.65%.

        1.60.  The term "Fixed Treasury Rate Borrowing" means any portion of the
                         -----------------------------
Loans accruing interest at a Fixed Treasury Rate.

        1.61.  The term "Floating Rate" means a rate per annum equal to the
                         -------------
Corporate Base Rate.

        1.62.  The term "Floating Rate Borrowing" means a Borrowing that bears
                         -----------------------
interest at the Floating Rate.

        1.63.  The term "FNBC" means The First National Bank of Chicago, a
                         ----
national banking association of the United States of America.

        1.64.  The term "General Partner" means Marriott Desert Springs
                         ---------------
Corporation, a Delaware corporation and sole general partner of Borrower.

        1.65.  The term "General Partner Guaranty" means a guaranty executed by
                         ------------------------
the General Partner in the form of Exhibit B hereto.

        1.66.  The term "Golf Course A" means the 18-hole golf course located on
                         -------------
the Land.

        1.67.  The term "Golf Course B" means an 18-hole golf course which is
                         -------------
located on land adjacent to the Land and constituting a portion of the land legally described in Exhibit C hereto.

        1.68.  The term "Golf Course B Owner" means Marriott's Desert Springs
                         -------------------
Development Corporation, a Delaware corporation.

        1.69.  The term "Golf Course Lease" means a lease dated April 24, 1987
                         -----------------
between the Golf Course B Owner as lessor and the Borrower as lessee, demising Golf Course B for an initial term that commenced on December 3, 1987 and will expire on December 31, 2012, with five 10-year renewal options.

        1.70.  The term "Golf Course Lease Assignment" has the meaning provided
                         ----------------------------
therefor in Section 3.2(f) hereof.

        1.71.  The term "Governmental Authority" means any nation or government,
                         ----------------------
any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

        1.72.  The term "Gross Revenues" means all revenue and income of any
                         --------------
kind derived from the Property and all departments and parts thereof, including rentals or other payments from lessees, licensees or concessionaires (but not including gross receipts of any such lessees, licensees or concessionaires except as may be received by or on behalf of Borrower as rent), golf course membership and greens fees (but excluding rent for Golf Course B paid by the Operating Tenant under the Operating Lease), the proceeds of business interruption insurance and telephone charges, all determined in accordance with generally accepted accounting principles, excluding all refunds, rebates, discounts and credits of a similar nature, given, paid or returned by Borrower or the Operating Tenant in the course of obtaining such revenue and income. Any amounts received, recognized or realized, in the nature of the following shall not be included as Gross Revenues: (a) applicable sales, use and excise taxes or similar governmental charges collected directly from patrons or guests, or as part of the sales price of any goods, services or displays (including, without limitation, occupancy, gross receipts, admission, cabaret or similar or equivalent taxes);

(b) gratuities; (c) Extraordinary Revenues; and (d) interest earned on any reserves including the FF&E Reserve.

        1.73.  The term "Guaranties" means the General Partner Guaranty and the
                         ----------
Marriott Guaranty, collectively.

        1.74.  The term "Hazardous Substances" means asbestos, PCBs, and any
                         --------------------
substances defined or listed as "hazardous substances" or "toxic substances" in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. (S) 9601 et seq., hazardous
                                                      -------
materials identified in or pursuant to The Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq., any chemical substance or mixture regulated
                        -------
under the Toxic Substance Control Act of 1976, as amended, 15 U.S.C. (S) 2601 et
                                                                              --
seq., any "toxic pollutant" under the Clean Water Act, 33 U.S.C. (S) 1251 et
----                                                                      --
seq., as amended, any hazardous air pollutant under the Clean Air Act, 42 U.S.C.
----
(S) 7401 et seq., and any hazardous or toxic substance or pollutant regulated
         -------
under any other applicable federal, state or local Environmental Law.

        1.75.  The term "Homeowners Agreement" means an agreement or agreements
                         --------------------
to be entered into among the Borrower, the Golf Course B Owner and Marriott Ownership Resorts, Inc., granting to the purchasers of homes and time share units adjacent to the Land and Golf Course B certain rights to use facilities of the Property.

        1.76.  The term "Host" means Host International, Inc., a Delaware
                         ----
corporation and wholly-owned subsidiary of Marriott.

        1.77.  The term "Improvements" means all improvements located from time
                         ------------
to time on the Land and on the Golf Course B land described on Exhibit C attached hereto, including without limitation the following: a resort hotel containing 891 guest rooms, approximately 51,300 square feet of meeting and exhibit space, four restaurants seating a total of 700 persons, four grills or snack bars (including snack bars at swimming pools) seating an additional 400 persons, three lounges seating 385 persons, and a retail arcade containing approximately 14,500 square feet; Golf Course A; Golf Course B; 16 tennis courts; two swimming pools; a health spa containing approximately 25,000 square feet; a three-story garage with parking for approximately 750 vehicles and other exterior parking for 650 vehicles; and driveways, sidewalks and other appurtenant facilities.

        1.78.  The term "Indebtedness," with respect to any Person, means,
                         ------------
without duplication, (i) obligations for money borrowed by such Person, (ii) obligations secured by any Lien existing on any property or other asset owned by such Person subject to such Lien, whether or not the obligations secured thereby shall have been assumed; (iii) such Person's capitalized lease obligations, purchase money obligations and obligations under conditional sales or other title retention agreements; (iv) such Person's guaranties and endorsements (other than endorsements for collection in the ordinary course of business) of another Person's (A) obligations for money borrowed, (B) obligations secured by any Lien existing on any property or other asset owned by such other Person subject to such Lien, whether or not the obligations secured thereby shall have been assumed by such other Person and (C) capitalized lease obligations, purchase money obligations and obligations under conditional sales or other title retention agreements; and (v) such Person's other contingent liabilities in respect of, or any obligations to purchase or otherwise acquire or service or assume or become a surety for obligations of others.

        1.79.  The term "Interest Period" means a Eurodollar Interest Period or
                         ---------------
a CD Interest Period or a Treasury Rate Interest Period (as the case may be).

        1.80.  The term "Investor Notes" means promissory notes made by the
                         --------------
limited partners of the Borrower, payable to the order of the Borrower in the original aggregate maximum principal amount of $56,442,000.00 evidencing the limited partners' obligations to pay future installments of capital contributions as more particularly described in the Memorandum.

        1.81.  The term "Land" means that certain parcel of Land consisting of
                         ----
approximately 198 acres, located in the City of Palm Desert, County of Riverside, State of California and legally described in Exhibit D hereto.

        1.82.  The term "Laws" means all present and future laws, ordinances,
                         ----
rules, regulations and requirements of any Governmental Authority having or claiming jurisdiction over the Property or any part thereof or any other property of Borrower, and all orders, rules and regulations of any national or local board of fire underwriters or other body exercising similar functions, foreseen or unforeseen, ordinary or extraordinary, which may be applicable to the Property or any part thereof or any other property of Borrower, or to the use or manner of such of any of the foregoing, or to the owners, occupants or lessees thereof, whether or not any such law, ordinance, rule, regulation or requirement shall necessitate structural changes or improvements or shall interfere with the use or enjoyment of any of the foregoing, and shall also mean and include all requirements of the policies of public liability, fire and all other insurance at any time in force with respect to any of the foregoing.

     1.83. The term "Legal Rate" means a fluctuating interest rate per annum
                     ----------
which is two and one-half percent (2 1/2%) per annum above the Floating Rate in effect from time to time.

     1.84. The term "Lenders" means the Lenders identified in the Preamble to
                     -------
this Agreement and any holder of any interest in the Loan by assignment permitted hereunder but such term does not include a participant in any Lender's interest in the Loan.

     1.85. The term "Lending Installation" means any office, agency or branch of
                     --------------------
a Lender.

     1.86. The term "Lien" means any charge, lien, mortgage, deed of trust, deed
                     ----
to secure debt, pledge, hypothecation, collateral assignment, security interest or other encumbrance of any nature whatsoever upon, of or in property or other assets of a Person, whether absolute or conditional, voluntary or involuntary, whether created pursuant to agreement, arising by force of statute, by judicial proceedings or otherwise.

     1.87. The term "Loan" means Loan A or Loan B, and the term "Loans" means,
                     ----                                        -----
collectively, Loan A and Loan B.

     1.88. The term "Loan A" means, collectively, the loans to be made by the
                     ------
Lenders to the Borrower in the aggregate principal amount of $105,000,000.00 and to be evidenced by the Series A Notes.

     1.89. The term "Loan B" means, collectively, the loans to be made by the
                     ------
Lenders to the Borrower in the aggregate principal amount of $66,000,000.00 and to be evidenced by the Series B Notes.

     1.90. The terms "Loan Commitment" and "Loan Commitments" have the meanings
                      ---------------       ----------------
provided therefor in Section 2.1(a).

     1.91. The term "Loan Documents" means this Agreement, the Notes, the Deed
                     --------------
of Trust, the Guaranties, the Security Agreement, the Operating Lease Subordination, the Purchase Agreement Assignment, the Golf Course Lease Assignment, the Subordination Agreement, the Environmental Indemnity Agreement of the Borrower, the Environmental Indemnity Agreement of Marriott and all other documents now or hereafter executed evidencing or securing the Loans, including any and all exhibits and schedules to the foregoing, as the same may be amended, supplemented or modified from time to time.

     1.92. The term "Loan Fee" has the meaning provided therefor in Section 2.20
                     --------
hereof.

     1.93. The term "Marriott" means Marriott Corporation, a Delaware
                     --------
corporation.

     1.94. The term "Marriott Entities" means Marriott, the General Partner, the
                     -----------------
Operating Tenant, Host, and the Golf Course B Owner.

     1.95. The term "Marriott Guaranty" means a guaranty executed by Marriott in
                     -----------------
the form of Exhibit E hereto.

     1.96. The term "Maturity Date" means July 27, 1996 subject to
                     -------------
acceleration of such date as provided herein or in the other Loan Documents.

     1.97.  The term "Memorandum" means the private placement memorandum dated
                      ----------
March 20, 1987, issued in connection with the sale of limited partnership interests in Borrower.

     1.98.  The term "Minimum Notice Period" means receipt by the Agent of a
                      ---------------------
Borrowing Notice no later than (a) 10:00 a.m. (Chicago, Illinois time) on the Effective Date of a Fixed CD Rate Borrowing or Floating Rate Borrowing, or (b) 10:00 a.m. (Chicago, Illinois time), three Business Days prior to the Effective Date of a Eurodollar Borrowing, or (c) 11:00 a.m. (Chicago, Illinois time), two Business Days prior to the Effective Date of a Fixed Treasury Rate Borrowing.

     1.99.  The term "Net Equipment Rental Income" means for any Fiscal Year the
                      ---------------------------
amount, if any, by which the rent paid under the Equipment Lease during such period exceeds the Partners' Priority Return.

     1.100. The term "Notes" means the Series A Notes and the Series B Notes,
                      -----
collectively.

     1.101. The term "Operating Lease" means a lease dated April 23, 1987
                      ---------------
between the Borrower as landlord and the Operating Tenant as tenant pursuant to which the Borrower leases the Property (including the sublease of Golf Course B) to the Operating Tenant.

     1.102. The term "Operating Lease Subordination" has the meaning provided
                      -----------------------------
therefor in Section 3.2(e).

     1.103. The term "Operating Profit" means, for any Accounting Period,
                      ----------------
Accounting Quarter or Fiscal Year, the excess of Gross Revenues over Deductions for such Accounting Period, Accounting Quarter or Fiscal Year.

     1.104. The term "Operating Tenant" means Desert Springs Hotel Services, a
                      ----------------
joint venture comprised of Marriott and Host.

     1.105. The term "Original Loan Agreement" means that certain Loan Agreement
                      -----------------------
dated April 23, 1987 made by and among the Lenders (except Credit Lyonnais, Cayman Island Branch), the Bank of Nova Scotia and the Borrower.

     1.106. The term "Partners' Priority Return" means (a) $5,760,000.00 for
                      -------------------------
Fiscal Year 1989 and (b) $7,200,000.00 for each Fiscal Year thereafter.

     1.107. The term "Partnership Documents" has the meaning provided therefor
                      ---------------------
in Section 3.6 hereof.

     1.108. The term "Permitted Exceptions" means any of the following matters
                      --------------------
to which title to the Property is subject: (a) general real estate taxes and assessments not yet due and payable; (b) the matters listed in Exhibit F hereto; and (c) such other matters not materially and adversely affecting the Property as the Agent may approve.

     1.109. The term "Person" shall include a natural person, a partnership
                      ------
(including, without limitation, the Borrower), a joint venture, a Corporation, a trust, an estate, an unincorporated organization or association or a Governmental Authority.

     1.110. The term "Potential Default" means an event or circumstance that,
                      -----------------
except for the giving of notice or the passage of time or both the giving of notice and the passage of time, would constitute an Event of Default.

     1.111. The term "Property" means and includes (except where inappropriate
                      --------
in the context), collectively, (a) the Land, (b) the leasehold estate under the Golf Course Lease (including without limitation the Borrower's interest in all improvements now or hereafter located on Golf Course B), (c) the Improvements and all other improvements and FF&E now or hereafter located on the Land and (d) all easements and other rights appertaining to the foregoing.

     1.112. The term "Pro Rata Share" means the percentage of the aggregate
                      --------------
outstanding principal amount of a Loan or Loans (as the case may be) held by each Lender from time to time.

     1.113. The term "Purchase Agreement" means that certain purchase agreement
                      ------------------
dated April 23, 1987, between the Operating Tenant as seller and the Borrower as purchaser, pursuant to which the Borrower has purchased the Property (except the Golf Course Lease) from the Operating Tenant.

     1.114. The term "Purchase Agreement Assignment" has the meaning provided
                      -----------------------------
therefor in Section 3.2(d) hereof.

     1.115. The term "Purchase Debt" means a loan by Marriott to the Borrower in
                      -------------
the original principal amount of $56,442,000.00, evidenced by the Purchase Note due on July 30, 1990, bearing interest at 9% per annum and required to be prepaid without penalty from the proceeds of the Investor Notes.

     1.116. The term "Purchase Note" means the note dated April 24, 1987
                      -------------
executed by Borrower payable to the order of Marriott and evidencing the Purchase Debt.

     1.117. The term "Quarterly Payment Date" means each January 1, April 1,
                      ----------------------
July 1 and October 1, commencing on the first such date to occur on or after the date hereof and through and including the Maturity Date.

     1.118. The term "Rate Option" means a Eurodollar Rate or a Fixed CD Rate or
                      -----------
the Floating Rate or a Fixed Treasury Rate.

     1.119. The term "Regulation D" means Regulation D of the Board of Governors
                      ------------
of the Federal Reserve System from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

     1.120. The term "Required Percentage of the Lenders" means Lenders (which
                      ----------------------------------
may include the Agent) whose Pro Rata Shares of the Loans, in the aggregate, equal or exceed fifty-one percent (51%) of the aggregate of all interests in the Loans.

     1.121. The term "Reserve Requirement" means a Eurodollar Reserve
                      -------------------
Requirement or a CD Reserve Requirement or a Treasury Reserve Requirement.

     1.122. The term "Rollover" means a Borrowing resulting from selection of a
                      --------
Rate Option after Closing.

     1.123. The term "Security Agreement" has the meaning provided therefor in
                      ------------------
Section 3.2(b) hereof.

     1.124. The term "Series A Notes" means those certain five promissory notes,
                      --------------
each in the form of Exhibit G hereto, made by Borrower, each payable to the order of one of the Lenders in the following amounts, respectively:

            Lender                          Amount
            ------                          ------
The First National Bank of Chicago      $45,000,000.00

Credit Lyonnais, New York Branch        $30,000,000.00

Credit Lyonnais, Cayman Island
  Branch                                $30,000,000.00

Societe Generale, Chicago Branch        $15,000,000.00

Sumitomo Trust & Banking Co.,
  Ltd., Los Angeles Agency              $15,000,000.00

     The amount of each of the Series A Notes made payable to Credit Lyonnais is equal to the total indebtedness due under both Series A Notes as required by the terms and provisions of Section 2.1(d) hereof.

     1.125. The term "Series B Notes" means those certain five promissory notes,
                      --------------
each in the form of Exhibit H hereto, made by Borrower, each payable to the order of one of the Lenders in the following amounts, respectively:

           Lender                                     Amount
           ------                                     ------
The First National Bank of Chicago                $28,285,714.29

Credit Lyonnais, New York Branch                  $18,857,142.85

Credit Lyonnais, Cayman Island Branch             $18,857,142.85

Societe Generale, Chicago Branch                  $ 9,428,571.43

Sumitomo Trust & Banking Co.,
   Ltd., Los Angeles Agency                       $ 9,428,571.43

     The amount of each of the Series B Notes made payable to Credit Lyonnais is equal to the total indebtedness due under both Series B Notes as required by the terms and provisions of Section 2.1(d) hereof.

     1.126. The term "Stock" shall include any and all shares, interests,
                      -----
participations or other equivalents (however designated) of stock in a Corporation.

     1.127. The term "Subordination Agreement" has the meaning provided therefor
                      -----------------------
in Section 3.2(g) hereof.

     1.128. The term "Swap Spread" means with respect to a Fixed Treasury Rate
                      -----------
Borrowing, a rate per annum that, when added to the Base Fixed Treasury Rate, would equal either (a) the fixed rate Agent would quote in good faith as of 10:00 a.m. (Chicago, Illinois time) to other dealers in the United States interest rate swap market for an interest rate swap commencing two Business Days thereafter, maturing on the last day of the Treasury Rate Interest Period applicable to such Fixed Treasury Rate Borrowing, under which Agent would be paying semiannual fixed rate payments determined on a 360-day basis in exchange for receiving from the dealer semiannual floating rate payments determined on a 360-day basis with respect to the London interbank offered rate for six-month Dollar deposits, and having a notional amount equal to the multiple of $5,000,000.00 nearest to the amount of said Fixed Treasury Rate Borrowing, or if Agent does not provide such quotation for any reason, (b) the arithmetic average of the fixed rates quoted to the Agent as of 10:00 a.m. (Chicago, Illinois time) by three leading dealers in the United States interest rate swap market, selected by the Agent in good faith, for the aforesaid interest rate swap under which such dealer would be paying such fixed rate payments and the Agent would be paying such floating rate payments.

     1.129. The term "Title Insurer" means Commonwealth Land Title Insurance
                      -------------
Company, together with such other coinsurers or reinsurers or other title insurer or insurers as may be approved by the Agent.

     1.130. The term "Treasury Rate Interest Period" means, with respect to a
                      -----------------------------
Fixed Treasury Rate Borrowing, a period of time
commencing on a Business Day at least sixty (60) days after the date of Closing selected by the Borrower in its Borrowing Notice and ending on or before the Maturity Date. If such Treasury Rate Interest Period would end on a day which is not a Business Day, such Treasury Rate Interest Period shall end on the next succeeding Business Day; provided, however, that such Treasury Rate Interest
                         --------  -------
Period must end on or before the Maturity Date.

     1.131. The term "Treasury Reserve Requirement" means with respect to a
                      ----------------------------
Treasury Rate Interest Period, the daily average during such Treasury Rate Interest Period of the aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements during such Treasury Rate Interest Period) which is incurred or paid by FNBC under Regulation D on Eurodollar liabilities with a maturity equal to that of the Treasury Rate Interest Period or under any other existing or future law, rule, regulation or directive imposing any reserve, special deposit or similar requirement and reasonably allocated to the Loan by FNBC. In no event shall the Treasury Rate Reserve Requirement exceed the maximum statutory amount imposed under Regulation D or other law, rule, regulation or directive.

     1.132. The term "TWA" means Trans World Airlines, Inc., a Delaware
                      ---
corporation.

     1.133. The term "Yield Protection Amounts" has the meaning provided
                      ------------------------
therefor in Section 2.13 hereof.

     1.134. The term "Yield Protection Notice" has the meaning provided therefor
                      -----------------------
in Section 2.13 hereof.

2. THE LOAN.

     2.1   Agreement to Lend and Borrow.
           -----------------------------

     (a) Each Lender severally agrees, on the terms and conditions set forth in this Agreement and, in the case of Credit Lyonnais, as limited by the provisions of Section 2.1(d) hereof, to lend to the Borrower, and the Borrower hereby agrees to borrow from the Lenders, the principal amount of the Series A Note and the Series B Note made payable to each such Lender (the obligation to lend such amount for any one Lender being herein referred to as its "Loan Commitment" and, for all Lenders, their "Loan Commitments"). Each Lender shall disburse its entire Pro Rata Share of the Loans upon the satisfaction of the conditions set forth in this Agreement.

     (b) The proceeds of the Loans shall be used by the Borrower solely for repayment of the outstanding principal balance and all accrued and unpaid interest under that certain loan made by the Lenders (other than Credit Lyonnais, Cayman Island Branch) and the Bank of Nova Scotia to the Borrower pursuant to the Original Loan Agreement, for payment of the Arrangement Fee and the Loan Fee, for payment of other costs and expenses provided to be paid by the Borrower hereunder, for Borrower's working capital purposes, and for no other purpose.

     (c) To evidence the Loans, the Borrower shall execute and deliver the Notes.

     (d) Each of the Series A and Series B Promissory Notes made payable to Credit Lyonnais, New York Branch and Credit Lyonnais, Cayman Island Branch shall be in a principal amount equal to the aggregate principal amount of the Series A Loan or the Series B Loan (whichever is applicable) from both Credit

Lyonnais, New York Branch and Credit Lyonnais, Cayman Island Branch. Notwithstanding anything to the contrary contained in Section 2.1(a) hereof, the Loan Commitment of Credit Lyonnais shall be equal to $48,857,142.85, and the aggregate principal amount due under the Series A Notes and Series B Notes payable to Credit Lyonnais, New York Branch and Credit Lyonnais, Cayman Island Branch shall never exceed $48,857,142.85.

     2.2   Payment at Maturity Date.  The entire outstanding principal balance
           ------------------------
of the Loans, all accrued and unpaid interest and any other amounts due and owing the Lenders hereunder or under the other Loan Documents shall be paid in full, if not sooner paid, on the Maturity Date.

     2.3   Application of Payments.
           -----------------------

     (a) Any amounts received by the Lenders (including, without limitation, voluntary prepayments, the proceeds of collateral representing amounts received on foreclosure or any credit to be given against the Loans in consideration of a deed in lieu of foreclosure, condemnation awards, amounts received in consideration of a conveyance in lieu of condemnation, insurance payments received as a consequence of a fire or other casualty or amounts received upon the sale or other disposition of collateral or received or derived from any other source) for the payment or prepayment of the Loans for which a priority of application is not provided elsewhere in this Agreement or the other Loan Documents shall be applied, notwithstanding any direction to the contrary by the Borrower or any other Person, in the following order of priority:

     First: Payment of the principal of or interest on the Series A Notes, until such time as the principal of and interest on the Series A Notes shall have been paid in full; and

     Second:  Payment of the principal of or interest on the Series B Notes.

     Notwithstanding the foregoing, if the Lenders or the Agent receives any payment of principal or interest on the Series B Notes for which Marriott or the General Partner is entitled to credit under the Guaranties against the maximum amount it may be called upon to pay in respect of the "Payment Obligations" thereunder and such payment is received by the Lenders or the Agent prior to the giving of notice by the Agent of the election by the Lenders to declare the Loans, or any of them, due and payable following the occurrence of any Event of Default, such payment so received by the Lenders or the Agent shall be applied to principal of or interest on the Series B Notes.

     (b) Anything in this Section 2.3 or elsewhere in this Agreement or any other of the Loan Documents to the contrary notwithstanding, if in the opinion of counsel to the Agent or counsel to the Lenders the application and allocation of payments and proceeds in accordance with the priorities established by
Section 2.3(a) contravenes any provision of applicable state or federal law or the direction of any court having jurisdiction, then such application and allocation may instead be made in such order of priority as the Lenders in their election shall determine.

     2.4   Method of Selecting Rate Options and Interest Periods.
           -----------------------------------------------------

     (a) The Borrower shall select the Rate Options and Interest Periods applicable to each Borrowing from time to time by giving a Borrowing Notice to the Agent in not less than the

Minimum Notice Period applicable to the Rate Option selected; provided, however,
                                                              --------  -------
that the Borrower may not give a Borrowing Notice selecting a Fixed Treasury Rate unless the Borrower has heretofore given the Agent a notice of the Borrower's intent to select a Fixed Treasury Rate, and been advised of such Fixed Treasury Rate by the Agent, as provided in Section 2.4(b).

     (b) No later than 2:00 p.m. (Chicago, Illinois time) three Business Days prior to the intended Effective Date of an intended Fixed Treasury Rate Borrowing, the Borrower shall give the Agent notice of the Borrower's intent to select a Fixed Treasury Rate, which notice should specify the intended amount of such Fixed Treasury Rate Borrowing, the intended Treasury Rate Interest Period applicable thereto and the intended Effective Date thereof. No later than 10:30 a.m. (Chicago, Illinois time) two Business Days prior to the intended Effective Date specified in the notice from the Borrower indicating its intent to select a Fixed Treasury Rate, the Agent shall, by written, telex or telephone notice, advise the Borrower and each of the Lenders of the Fixed Treasury Rate that would be applicable to the proposed Fixed Treasury Rate Borrowing specified in the notice from the Borrower. The Borrower, by written, telex or telephone notice given by an Authorized Representative, may give a Borrowing Notice to the Agent in not less than the Minimum Notice Period indicating the Borrower's selection of such Fixed Treasury Rate Borrowing in the amount, for the Treasury Rate Interest Period and effective as of the Effective Date, all as specified in the Borrower's aforesaid notice of intent, which Fixed Treasury Rate Borrowing shall bear interest at the Fixed Treasury Rate specified by the Agent by notice given pursuant to the immediately preceding sentence. If the Borrower fails to give such Borrowing Notice within such Minimum Notice Period, the Borrower may not select a Fixed Treasury Rate Borrowing without again giving a notice of intent and (upon receipt of a notice from the Agent of the applicable Fixed Treasury Rate) a Borrowing Notice with respect thereto in accordance with this Section 2.4.

     (c) The unpaid principal amount of each Fixed Rate Borrowing shall bear interest at the applicable Rate Option from and including the first day of the Interest Period therefor to, but not including, the last day of such Interest Period. Floating Rate Borrowings shall bear interest at the Floating Rate from the Effective Date thereof, and the Floating Rate shall change when and as the Corporate Base Rate changes. If the Borrower fails to give a Borrowing Notice selecting a Rate Option in accordance with the provisions hereof, then the Borrowing shall constitute a Floating Rate Borrowing.

     2.5   No Default.  The Borrower shall not be entitled to select a Fixed
           ----------
Rate if, on the Effective Date thereof, there exists an Event of Default.

     2.6   Minimum Requirements.  Each Fixed Rate Borrowing shall be in
           --------------------
integral multiples of $1,000,000.00 and in the minimum amount of $25,000,000.00. Solely for purposes of satisfying the requirements of the preceding sentence, amounts of Loan A and Loan B may be aggregated.

     2.7   Method of Borrowing.  Not later than 1:00 p.m. (Chicago, Illinois
           -------------------
time) on the date of Closing, each Lender shall make available its Pro Rata Share of the Loans in funds immediately available to the Agent at its address specified in or pursuant to Section 2.16. Each Lender shall be permitted to offset against any deposit with the Agent required by the preceding sentence all principal and interest due and owing to that Lender under the Original Loan Agreement. On the date of

Closing, the Agent will make the funds so received from the Lenders available to the Borrower at the Agent's aforesaid address.

     2.8   Interest Payments. Interest accrued on Floating Rate Borrowings shall
           -----------------
be payable in arrears on each Quarterly Payment Date. Interest accrued on Fixed Rate Borrowings shall be payable in arrears on the last day of the applicable Interest Period, except that, where the Interest Period exceeds three months, interest shall be paid on each Quarterly Payment Date from the Effective Date relating thereto and on the last day of the applicable Interest Period. Interest shall be payable for the day a Borrowing is made but not for the day of any payment if payment is made in accordance herewith and is received by the Agent prior to the time, and at the place, provided in Section 2.16 hereof. Interest shall not begin accruing hereunder until the day on which the first Borrowing is made.

     2.9   Prepayment.  Upon not less than 30 days' prior written notice given
           ----------
by an Authorized Representative to all of the Lenders, the Borrower may (except as hereinafter provided with respect to Fixed Rate Borrowings) pay all, or in a minimum amount of $1,000,000.00, pay from time to time any part, of the principal of the Loans at any time outstanding by paying, in addition to the principal amount of such prepayment, all interest accrued on the amount of such prepayment to the date thereof. All prepayments shall be applied in the order of the priorities set forth in Section 2.3. Fixed Rate Borrowings may be prepaid prior to the last day of the applicable Interest Period, whether by reason of acceleration of the Maturity Date pursuant to the Loan Documents or otherwise, if and only if, the Borrower shall at the time of such prepayment pay the amounts required to be paid pursuant to Section 2.11.

     2.10  Lendinq Installations. Each Lender may book each Fixed Rate Borrowing
           ---------------------
at any Lending Installation of such Lender selected by it from time to time and may change the Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation. If, prior to the date that a Lender books a Fixed Rate Borrowing at a particular Lending Installation, the Lender has knowledge of any taxes referred to in Section 2.12 hereof or any sums provided for in Section 2.13 hereof that would be payable by the Borrower by reason of the Lender's booking such Fixed Rate Borrowing at such Lending Installation that would not be payable by the Borrower if such Fixed Rate Borrowing were booked at an alternative Lending Installation at which the Lender may lawfully book such Fixed Rate Borrowing without otherwise incurring, in its reasonable judgment, material liabilities, obligations or risks, then, notwithstanding the provisions of Sections 2.12 and 2.13, the Borrower's obligations to such Lender under such Sections with respect to such Fixed Rate Borrowing shall be limited to the amount that the Borrower would have incurred under such Sections had the Lender booked such Fixed Rate Borrowing at such alternative Lending Installation.

     2.11  Funding Indemnification.
           -----------------------

     (a) The Borrower acknowledges that in reliance on the Borrower's promise to pay a fixed rate of interest throughout the Interest Period applicable to a Fixed Rate Borrowing, deposits may be employed and transactions or undertakings entered into (including, without limitation, interest rate swaps) to provide funds for such Fixed Rate Borrowing. Upon acceleration or prepayment of a Fixed Rate Borrowing or if a Fixed Rate Borrowing is not made on the date specified in a Borrowing Notice for any reason other than a default by the Lenders, certain losses, costs and expenses may be incurred by the Lenders as a consequence of the Borrower's failure to pay a fixed rate of interest throughout the applicable Interest Period, including, but not limited to, certain losses, costs and expenses of redeploying or liquidating deposits and terminating or hedging transactions. Accordingly, if any payment of a Fixed Rate Borrowing occurs or becomes due on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or if a Fixed Rate Borrowing is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will pay to the Agent for the account of each Lender an amount equal to the Break Cost for such Fixed Rate Borrowing, which shall be due and payable ten (10) days after the date on which the Agent notifies the Borrower of the amount of such Break Cost. When the Agent receives payment from the Borrower of the Break Cost, the Agent shall distribute the Break Cost among the Lenders according to their Pro Rata Share of the Loans. Notwithstanding the foregoing, if and to the extent that any payment of a Fixed Rate Borrowing occurs or becomes due on a date which is not the last day of the applicable Interest Period solely as a result of the Borrower's compliance with the requirements of Section 10.2(f) hereof, the Borrower will not be obligated to pay the Break Cost.

     (b) On, or as soon as practicable after, the Break Date, the Agent will calculate the Break Cost and provide the Borrower and the Lenders with a reasonably detailed statement showing such calculation (including all relevant quotations), which shall be conclusive and binding on the Borrower absent manifest error.

     (c) The parties agree that the Break Cost, if any, payable hereunder is a reasonable estimate of the losses referred to in clause (a) above and not a penalty, is payable for loss of bargain and protection against future risks, and, as long as the

Break Cost is determinable and enforceable in accordance with the provisions of this Agreement, the Lenders shall not be entitled to recover any other damages as a consequence of such losses. In the event the Break Cost cannot be determined hereunder after reasonable efforts, or is determined to be unenforceable by a court of competent jurisdiction, the Borrower will indemnify each Lender upon demand for any and all losses, costs and expenses incurred in redeploying or liquidating deposits and terminating or hedging transactions.

     (d) The obligations of the Borrower under this Section are continuing obligations and shall survive the termination of this Agreement or the payment in full of the principal of and interest on Fixed Rate Borrowings.

     2.12  Taxes.
           -----

     (a) In the event the Borrower shall be required by law to deduct and withhold any taxes (as hereinafter defined) from amounts payable hereunder, the Borrower shall be entitled to do so, provided it shall provide a statement setting forth the amount of taxes withheld, the applicable rate and any other information which may reasonably be requested for the purpose of assisting the Lender from whom taxes were withheld to obtain any allowable credits or deductions for the taxes so withheld in each jurisdiction in which the Lender is subject to tax. The Borrower shall not, however, withhold taxes from payments required to be made to any Lender that is a corporation organized under the laws of the United States or any state or territory thereof or is permitted by law to file and keep in effect and has on file and in effect with the Borrower such duly executed form(s) or statement(s) which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (i) an income tax treaty between the United States and the country of residence of such Lender, (ii) the U.S. Internal Revenue Code of 1986, as amended, or (iii) any applicable rules or regulations, permit the Borrower to make such payments free of withholding. The term "taxes" shall mean any taxes, levies, imports, duties, fees, assessments or other charges of whatever nature, now or hereafter imposed on any Lender by any jurisdiction or by any department, agency, state or other political subdivision thereof or therein. Notwithstanding the foregoing, the Borrower agrees to make to any Lender, with respect to which the Borrower has withheld taxes pursuant to the foregoing, such payments as may be necessary to insure that such Lender receives the full amount payable to it by the Borrower under this Agreement if the foregoing provisions of this subsection (a) are disregarded; provided, however, that the Borrower's obligations under this
                 --------  -------
sentence shall not apply with respect to any Lender that is not an original party to this Agreement and that, by reason of the jurisdiction of its formation or incorporation or of its applicable Lending Installation, would subject the Borrower to obligations to make payments under this sentence in excess of those applicable with respect to the Lenders that are original parties to this Agreement. All stamp, documentary and intangible taxes shall be paid by the Borrower. If, notwithstanding the foregoing, a Lender pays any such taxes, the Borrower will reimburse such Lender for the amount paid if, as and to the extent such reimbursement is permitted by applicable law. The Borrower will furnish to the Lenders official tax receipts or other evidence of payment of all such taxes.

     (b) If the Borrower shall be required to make any payment to a Lender under this Section 2.12 and if the Lender is able, in its sole opinion, to claim any deduction, credit or similar tax benefit by reason of such payment, such Lender will promptly reimburse the Borrower for the amount of such benefit. As and to the extent that the Borrower may be able to mitigate or reduce the amount of any such payments under the provisions of any treaty, law or other governmental regulation, the Lenders will render, at the expense of the Borrower, whatever reasonable assistance may be required to effect such mitigation or reduced payment.

     2.13  Yield Protection.
           ----------------

     (a) In the event any law or any governmental rule, regulation, policy or directive having the force of law, or any interpretation thereof (collectively, "Bank Regulatory Requirement"), or compliance of any Lender with such Bank Regulatory Requirement:

     (i) imposes or increases or deems applicable with respect to the making, funding or maintaining of any Loan hereunder any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to any Fixed Rate Borrowing); or

     (ii) imposes any other condition (excluding (A) taxes payable by the Borrower under Section 2.12; (B) taxes imposed on or measured by net income or alternative minimum taxable income or taxable assets in lieu of income by the jurisdiction of incorporation of each Lender, each taxing jurisdiction therein, and the United States; (C) taxes imposed on any Lender pursuant to
  Section 884 of the Internal Revenue Code of 1986; and (D) taxes imposed on any Lender to the extent the tax would have been imposed if the Lender had not engaged in the transaction contemplated by this Agreement), the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining any Loan hereunder or to reduce any amount receivable by any Lender or applicable Lending Installation in connection with any Loan hereunder, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of any Loan hereunder held or interest received by it, by an amount deemed material by such Lender; or

     (iii) affects the amount of capital required or expected to be maintained by any Lender or any corporation controlling any Lender with respect to the making, funding or maintaining of any Loan or its Loan Commitment hereunder and such Lender determines the amount of capital required is increased by or based upon the existence of this Agreement or its Loan Commitment hereunder;

then, in any of such events, the Borrower shall pay, without duplication, to such Lender that portion of such increased expense incurred or reduction in an amount received (collectively, "Yield Protection Amounts") which such Lender determines is attributable to making, funding and maintaining its interests in the Loan or its Loan Commitment. The Borrower shall pay any Yield Protection Amount within thirty (30) days after the effective date of a notice therefor (a "Yield Protection Notice") from a Lender briefly describing the Bank Regulatory Requirement as a result of which such Yield Protection Amount is due and showing the aggregate amounts by category of Yield Protection Amounts (1) currently payable for which payment is then being first requested, and (2) if not contrary to any law or policy of such

Lender concerning such disclosure, contemplated to be payable during the period of twenty-four (24) consecutive months following the date of such notice, calculated on the assumption that Yield Protection Amounts for which compensation is then being sought will continue to be compensable under this
Section 2.13(a) as then contemplated during such 24-month period; provided,
                                                                  --------
however, that such estimates shall not be binding on any Lender.  The Borrower
-------
shall have no obligation to pay any Lender any Yield Protection Amounts under clauses (i) and (ii) above that accrue or shall have accrued more than thirty
(30) days prior to the effective date of the initial Yield Protection Notice from such Lender with respect to such Bank Regulatory Requirement, except if such Bank Regulatory Requirement shall have an effective date earlier than its promulgation and such Lender shall give such initial Yield Protection Notice within thirty (30) days of such promulgation. The Borrower shall have no obligation to pay any Lender any Yield Protection Amounts under clause (iii) above that accrue or shall have accrued more than thirty (30) days prior to the effective date of the initial Yield Protection Notice from such Lender with respect to such Bank Regulatory Requirement.

     (b) Each Lender will use reasonable efforts, consistent with bank policies and procedures, in an attempt to minimize or eliminate the obligation of the Borrower to pay further Yield Protection Amounts by booking Borrowings in a different Lending Installation or taking other reasonable and appropriate actions; provided, however, that no Lender or Lending Installation will be
         --------  -------
obligated to suffer or incur any economic, financial or regulatory costs, expenses or other disadvantages whatsoever by reason of their obligation contained in this Section 2.13(b).

     2.14  Certificates; Survival of Indemnity.  A certificate of a Lender as
           -----------------------------------
to the amount due under Sections 2.11, 2.12 or 2.13 hereof shall be conclusively presumed to be correct in the absence of manifest error, and the Borrower shall pay such Lender all amounts specified in such certificate. Such Lender will, on request, provide evidence supporting said certificate. Determination of amounts payable under such Sections in connection with a Fixed Rate Borrowing shall be calculated (to the extent that such calculation is applicable to the determination of the amounts payable) as though the Lender funded its Pro Rata Share of the actual or anticipated Fixed Rate Borrowing through the purchase of a deposit of the type, maturity and amount corresponding to the deposit used as a reference in determining the Fixed Rate applicable to the Borrowing. Unless otherwise provided herein, the amount specified in the certificate shall be payable within thirty (30) days of demand by such Lender, which demand shall include such certificate if such certificate was not theretofore delivered to the Borrower. The obligations under Sections 2.11, 2.12 and 2.13 hereof shall survive payment of the Loan and termination of this Agreement.


     2.15  Telephonic Notices.  The Lenders are hereby authorized to effect
           ------------------
Borrowings based on telephonic Borrowing Notices, or notices of intent given under Section 2.4(b) hereof, made by any Person the Lenders or the Agent in good faith believes to be an Authorized Representative acting on behalf of the Borrower. If requested by the Agent, the Borrower agrees to confirm promptly to the Agent any telephonic Borrowing Notice or notice of intent given under
Section 2.4(b), in writing signed by an Authorized Representative. If the written confirmation differs in any material respect from the action taken by the Lenders, the records of the Lenders shall govern, absent manifest error.

     2.16  Method of Payment.  The Borrower shall pay, without setoff or
           -----------------
counterclaim, to the Agent, at the address specified below (or such other address as the Agent may specify by written notice to the Borrower), all amounts payable by the Borrower to the Lenders under the Loan Documents, in immediately available funds, not later than noon (local time at the place of payment) on the date when due. The address of the Agent for the purpose of payments hereunder is:

                      The First National Bank of Chicago
                      One First National Plaza
                      Chicago, Illinois  60670
                      Attention:  Deborah Chmielewski
                                  Real Estate Loan Administration
                                  Suite 0151, 1-13


     2.17  General Provisions Concerning Loans.  All interest shall be
           -----------------------------------
computed for the actual number of days elapsed on the basis of a 360-day year. If any payment of principal of or interest on the Notes becomes due and payable on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, in the case of principal, interest thereon shall be payable at the then applicable rate during such extension.


     2.18  Loan Documents.  All the Loan Documents (other than the Notes)
           --------------
shall name the Agent as the payee, lender, mortgagee, grantee, collateral assignee, beneficiary, or secured party, as the case may be, as agent for itself and the other Lenders, and shall otherwise run in favor of the Agent as such agent. The Agent shall hold in its possession the Loan Documents (other than the Notes) and any security delivered by the Borrower or others in connection therewith for the benefit of itself and the other Lenders, as their respective interests appear in the Loans, subject to the provisions of this Agreement.

     2.19  Use of Proceeds.  The Borrower represents, warrants and covenants
           ---------------
that the proceeds of the Loans will be used solely for the purposes permitted under Section 2.1(b) hereof, and for no other purpose.

     2.20  Fees.  Upon the execution and delivery of this Agreement, the
           ----
Lenders shall have earned a fee ("Loan Fee") in the amount of $427,500.00, and the Agent shall have earned a fee ("Arrangement Fee") in the amount of $213,750.00. The Borrower shall pay the Arrangement Fee and the Loan Fee to the Agent at the Closing.

     2.21  Exculpation.  The Lenders agree that they shall look solely to the
           -----------
collateral security for the Loans, for payment of the Loans and for payment of any other sums due under the Loan Documents and performance of Borrower's obligations under the Loan Documents and (except as otherwise provided in the Loan Documents) shall not seek recovery, whether by direct suit, deficiency judgment in foreclosure proceeding, or otherwise, in whole or in part, from any of the partners (general or limited) of the Borrower or from any of the assets of any such partners; provided, however, that the foregoing exculpation from individual liability shall not be construed to release or impair the Indebtedness evidenced by the Notes or any of the Borrower's other obligations hereunder or under the other Loan Documents, or the Liens securing such obligations, or the obligations of Marriott or the General Partner under the Guaranties or the Environmental Indemnity Agreement of Marriott or any other rights of the Lenders. Notwithstanding the foregoing, the Borrower shall be fully liable (a) for fraud or material misrepresentation in any Loan Document or in any written communication by the Borrower in connection with the Loans; (b) for the retention of any rental income or other income arising with respect to all or any part or portion of the Property or the Equipment after the

Agent has given to the Borrower any notice that the Borrower is in default hereunder or under the Loan Documents and that the Lenders have exercised their option to accelerate maturity of the Notes, foreclose or require the foreclosure of the liens securing payment therefor, exercise their power of sale, receive or collect such rental income or other income or exercise their rights under the Loan Documents (to the full extent of the rental income or other income retained after the giving of any such notice); and (c) for the misapplication of (i) proceeds paid prior to any such foreclosure under any insurance policies by reason of damage, loss or destruction to any portion of the Property or the Equipment (to the full extent of such proceeds), or (ii) any proceeds or awards resulting from the condemnation, prior to any such foreclosure, of all of any part of the Property (to the full extent of such proceeds or awards).


     2.22  Payment of Expenses.  The Lenders may, but shall not be obligated
           -------------------
to, apply directly out of the proceeds of the Loans any amount necessary for the payment of expenses due or payable by the Borrower in obtaining the Loans, including, without limitation, expenses relating to the examination of the title and title insurance, costs of surveys, reasonable fees and expenses of the Lenders' counsel, documentary stamps, intangible taxes, mortgage taxes and other similar taxes, recording fees and taxes, sums payable for insurance premiums, amounts necessary to discharge any encumbrance, tax, assessment or other charge or Lien upon the Property, as well as the Arrangement Fee and the Loan Fee. The amounts so applied by the Lenders shall be deemed advances of the Loans to the Borrower under this Agreement, shall satisfy pro tanto the obligations of the
                                             ---------
Lenders under this Agreement, and shall be evidenced by the Series A Notes or the Series B Notes (as the case may be) and secured by the Deed of Trust and all other collateral securing the Loans.

     2.23  Advances through Title Insurer.  The Lenders may, at their option,
           ------------------------------
advance the Loans through the Title Insurer if reasonably necessary in order to obtain the title insurance provided in Section 3.18 hereof.


     2.24  Other Advances by Lenders.  Upon the occurrence and during the
           -------------------------
continuance of an Event of Default, the Lenders, acting through the Agent, may advance sums of money (i) for the payment or performance of any of the Borrower's obligations set forth in this Agreement or in any of the other Loan Documents and (ii) for any other costs or expenses incurred by the Borrower or the Lenders in connection with the Loans, and the execution of this Agreement by the Borrower shall, and hereby does, constitute an irrevocable power of attorney, direction and authorization to the Lenders so to disburse such funds. No further direction or authorization from the Borrower shall be necessary for such disbursements, and all such disbursements shall be secured by the Deed of Trust and each of the other Loan Documents as fully as if made to Borrower, regardless of the disposition of the funds so disbursed. Such advances shall bear interest at the Legal Rate and shall be payable on demand.



3.  CONDITIONS TO LOANS.

        The obligation of each Lender, severally, to make its Pro Rata Share of the Loans to the Borrower hereunder is subject to the satisfaction of each of the following conditions precedent:


     3.1  Notes.  The Notes shall have been duly executed and delivered by
          -----
the Borrower to the Agent.


     3.2  Collateral Security.  In order to secure the payment of the Loans
          -------------------
when due, whether by acceleration or other-wise, and all other Indebtedness of the Borrower to the Lenders arising hereunder or related hereto:


        (a) The Borrower shall have duly executed and delivered to the Agent the Deed of Trust.

        (b) The Borrower shall have duly executed and delivered to the Agent a Security Agreement in the form of Exhibit I hereto (the "Security Agreement").


        (c) The Borrower shall have furnished the General Partner Guaranty duly executed and delivered by the General Partner and the Marriott Guaranty duly executed and delivered by Marriott.


        (d) The Borrower shall have assigned to the Agent all rights of the Borrower under the Purchase Agreement pursuant to an instrument and agreement of assignment (the "Purchase Agreement Assignment"), duly executed and delivered by the Borrower and the Operating Tenant in the form of Exhibit L hereto.


        (e) The Borrower and the Operating Tenant shall have duly executed and delivered an agreement ("Operating Lease Subordination") providing for, among other things, the subordination of the Operating Lease to the Deed of Trust, in the form of Exhibit M hereto.


        (f) The Borrower and the Golf Course B Owner shall have duly executed and delivered an agreement ("Golf Course Lease Assignment") providing for, among other things, the Agent's agreement to release from the lien of the Deed of Trust that portion of the land (constituting a portion of the land described in Exhibit C hereto) that will be developed as home sites and will not constitute a part of Golf Course B, which Golf Course Lease Assignment shall be in the form of Exhibit N hereto.


        (g) The General Partner and Marriott shall both have duly executed and delivered the subordination agreement (the "Subordination Agreement") in the form of Exhibit 0 hereto.


        (h) The Borrower shall have duly executed and delivered to the Agent the Environmental Indemnity Agreement of the Borrower in the form of Exhibit J attached hereto.


        (i) The Borrower shall have furnished to the Agent the Environmental Indemnity Agreement of Marriott in the form of Exhibit K attached hereto duly executed and delivered by Marriott.


        (j) The Borrower shall have duly executed and delivered such financing statements as the Lenders or their counsel shall require to further evidence, confirm and perfect the security interests granted or to be granted in the Deed of Trust, Security Agreement and the other documents provided for in this
Section 3.2.


        (k) The Borrower shall have duly executed and delivered such other and further agreements, documents and instruments as the Lenders or their counsel may reasonably request to further evidence, perfect and preserve any of the collateral security for the Borrower's obligations provided for in this Section 3.2.


        3.3  Operating Lease.  The Borrower and the Operating Tenant shall have
             ---------------
delivered to the Agent a copy of the Operating Lease, certified by them to be true, correct and complete.

     3.4  Purchase Agreement.  The Borrower and the Operating Tenant shall
          ------------------
have delivered to the Agent a copy of the Purchase Agreement, certified by them to be true, correct and complete.

     3.5  Golf Course Lease.  The Borrower and the Golf Course B Owner shall
          -----------------
have delivered to the Agent a copy of the Golf Course Lease, certified by them to be true, correct and complete.

     3.6  Partnership Documents.  The Borrower shall have furnished to the
          ---------------------
Agent the following: (a) a copy of the agreement of limited partnership of Borrower, currently certified by the General Partner to be a true, correct and complete copy thereof, and copies of certificates of limited partnership of Borrower, filed or recorded in the appropriate offices in the State of Delaware and the State of California, each currently certified by the General Partner to be true, correct and complete copies thereof (collectively, "Partnership Documents"), and (b) such other evidence as the Agent shall require that the Borrower is qualified (to the extent such qualification is necessary or appropriate) in the State of Delaware and the State of California.

     3.7  General Partner's Corporate Documents.  The Borrower shall have
          -------------------------------------
delivered to the Agent the following: (a) a current certificate of the secretary or an assistant secretary of the General Partner, certifying as to (i) resolutions of the Board of Directors of the General Partner authorizing the execution, delivery and performance of the Partnership Documents, the Loan Documents and all other documents or instruments to be executed and delivered by the General Partner (either individually or on behalf of the Borrower) pursuant to the provisions hereof; (ii) the full force and effect of such resolu-tions on such date; and (iii) the incumbency and signature of each of the officers of the General Partner signing such documents; (b) the Articles of Incorporation of the General Partner, currently certified by the Secretary of State of the State of Delaware; (c) a current good-standing certificate of the General Partner issued by the Secretary of State of the State of Delaware; (d) a current good-standing certificate (or other proof of qualification and good standing satisfactory to the Agent) evidencing the General Partner's qualification and good standing as a foreign corporation in the State of California; (e) the bylaws of the General Partner, currently certified by the secretary or assistant secretary of the General Partner as being in full force and effect without further amendment or modification; and (f) such additional supporting documents relating to the General Partner as the Agent may request.

     3.8  Operating Tenant's Joint Venture Documents.  The Borrower shall
          ------------------------------------------
have furnished to the Agent the following: (a) a copy of the joint venture agreement of the Operating Tenant currently certified by Host and Marriott to be a true, correct and complete copy thereof, and (b) such other evidence as the Agent shall require that the Operating Tenant is qualified (to the extent such qualification is necessary or appropriate) in the State of Delaware and the State of California.

     3.9  Marriott Corporate Documents.  The Borrower shall have delivered to
          ----------------------------
the Agent the following: (a) a current certificate of the secretary or an assistant secretary of Marriott, certifying as to (i) resolutions of the Board of Directors of Marriott authorizing the execution, delivery and performance of the Marriott Guaranty, the Subordination Agreement, the Environmental Indemnity Agreement of Marriott and all other documents or instruments to be executed and delivered by Marriott (either individually or as a joint venturer of the Operating

Tenant) pursuant to the provisions hereof; (ii) the full force and effect of such resolutions; and (iii) the incumbency and signature of each of the officers of Marriott signing such documents; (b) the Articles of Incorporation of Marriott, currently certified by the Secretary of State of the State of Delaware; (c) a current good-standing certificate of Marriott issued by the Secretary of State of the State of Delaware; (d) a current good-standing certificate (or other proof of qualification and good standing satisfactory to the Agent) evidencing Marriott's qualification and good standing as a foreign corporation in the State of California; (e) the bylaws of Marriott, currently certified by the secretary or assistant secretary of Marriott as being in full force and effect without further amendment or modification; and (f) such additional supporting documents relating to Marriott as the Agent may request.

     3.10  Host Corporate Documents.  The Borrower shall have delivered to
           ------------------------
the Agent the following: (a) a current certificate of the secretary or an assistant secretary of Host, certifying as to (i) resolutions of the Board of Directors of Host authorizing the execution, delivery and performance of all documents or instruments to be executed and delivered by Host (either individually or as a joint venturer of the Operating Tenant) pursuant to the provisions hereof; (ii) the full force and effect of such resolutions; and (iii) the incumbency and signature of each of the officers of Host signing such documents; (b) the Articles of Incorporation of Host, currently certified by the Secretary of State of the State of Delaware; (c) a current good-standing certificate of Host issued by the Secretary of State of the State of Delaware;
(d) a current good-standing certificate (or other proof of qualification and good standing satisfactory to the Agent) evidencing Host's qualification and good standing as a foreign corporation in the State of California; (e) the bylaws of Host, currently certified by the secretary or assistant secretary of Host as being in full force and effect without further amendment or modification; and (f) such additional supporting documents relating to Host as the Agent may request.

     3.11  Golf Course B Owner's Corporate Documents.  The Borrower shall
           -----------------------------------------
have delivered to the Agent the following: (a) a current certificate of the secretary or an assistant secretary of the Golf Course B Owner, certifying as to
(i) resolutions of the Board of Directors of the Golf Course B Owner authorizing the execution, delivery and performance of the Golf Course Lease, the Golf Course Lease Assignment and all other documents or instruments to be executed and delivered by the Golf Course B Owner pursuant to the provisions hereof; (ii) the full force and effect of such resolutions; and (iii) the incumbency and signature of each of the officers of the Golf Course B Owner signing such documents; (b) the Articles of Incorporation of the Golf Course B Owner currently certified by the Secretary of State of the State of Delaware; (c) a current good-standing certificate of the Golf Course B Owner issued by the Secretary of State of the State of Delaware; (d) a current good-standing certificate (or other proof of qualification and good standing satisfactory to the Agent) evidencing the Golf Course B Owner's qualification and good standing as a foreign corporation in the State of California; (e) the bylaws of the Golf Course B Owner, currently certified by the secretary or assistant secretary of the Golf Course B Owner as being in full force and effect without further amendment or modification; and (f) such additional supporting documents relating to the Golf Course B Owner as the Agent may request.

     3.12  Costs.  The Borrower shall have paid (a) the Arrangement Fee, the
           -----
Loan Fee, all intangible taxes and other taxes on the Notes and other similar taxes and fees, all recording and filing fees and expenses, and all mortgage and stamp taxes and (b) all appraisal fees, survey fees and expenses, title insurance premiums and expenses, fees and expenses of the Lenders' and the Agent's counsel and all other costs and expenses that the Borrower is obligated to pay hereunder; provided, however, that the Agent may, in its discretion,
                  --------  -------
permit the Borrower to pay after the Closing the fees, costs and expenses referred to in this item (b) if Borrower furnishes the Agent satisfactory evidence of its ability to pay the sums and if the Agent determines that payment of the same after the Closing will not adversely affect the Lenders.

     3.13  Financial Statements.  The Borrower shall have furnished to each
           --------------------
of the Lenders copies of the most current available Financial Statements of the Borrower certified by an Authorized Accounting Officer of the General Partner as having been prepared in accordance with generally accepted accounting principles and the most current Financial Statements of Marriott certified by an Authorized Accounting Officer of Marriott as having been prepared in accordance with generally accepted accounting principles.

     3.14  Opinion of Local Counsel.  The Agents shall have received from
           ------------------------
Cox, Castle and Nicholson, local counsel for the Borrower and the Marriott Entities, a favorable opinion addressed to the Lenders and dated on or after the date hereof, to the effect set forth in Exhibit P hereto and covering such other matters incident to the transactions herein contemplated as the Agent may request.

     3.15  Opinion of Counsel to Marriott.  The Agent shall have received
           ------------------------------
from Christopher Townsend, counsel for the Borrower and the Marriott Entities, a favorable opinion addressed to the Lenders and dated on or after the date hereof, to the effect set forth in Exhibit Q hereto and covering such other matters inci-dent to the transactions herein contemplated as the Agent may request.

     3.16  Certificate of Occupancy.  The Borrower shall have furnished to
           ------------------------
the Agent copies of a certificate of occupancy and of all other certificates, licenses and permits necessary or appropriate for the full and complete operation of the Improvements, issued by the Governmental Authorities having jurisdiction over such matters.

     3.17  Recording.  The Deed of Trust shall have been recorded in the
           ---------
appropriate recording office in the jurisdiction in which the Property is located, and such financing statements and other documents provided for in Sections 3.2(j) and (k) hereof shall have been filed in the appropriate filing offices.

     3.18  Title Insurance.  There shall have been issued by the Title
           ---------------
Insurer to the Agent a policy of title insurance dated and effective as of the date of Closing, insuring the Lien of the Deed of Trust with respect to the Property (including the leasehold estate under the Golf Course Lease), subject only to the Permitted Exceptions (and copies of all documents included within such exceptions shall have been furnished to the Agent) and not subject to any general, standard or printed exceptions relating to mechanic's liens, survey matters or other similar matters, and otherwise in form and substance satisfactory to the Agent and the Agent's counsel. Without limitation of the foregoing, the title insurance policy shall contain the following endorsements:
(a) a "long-form" (3.1) zoning endorsement; (b) a "doing business" endorsement;
(c) a usury endorsement (specifically referring to the usury laws of both Illinois and California); (d) a "comprehensive" or other similar endorsement insuring that there are no encroachments affecting the Property and that the Property is in compliance with all covenants, conditions and restrictions of record; (e) a variable rate endorsement; (f) a location endorsement; (g) a contiguity endorsement; (h) a Subdivision Map Act endorsement; (i) a special endorsement insuring against loss of priority of the insured mortgage as security for the unpaid principal balance of the Credit Lyonnais notes; and (j) such other endorsements as the Agent may require. The Agent may also require that reinsurance and "direct access" agreements in form and with insurers satisfactory to the Agent be furnished.

     3.19  UCC Searches.  The Agent shall have received advice from the Title
           ------------
Insurer or other source satisfactory to the Agent to the effect that a search of the applicable public records of the States of Delaware, Maryland and California discloses no conditional sales contracts, chattel mortgages, leases of personalty, financing statements or title retention agreements filed and/or recorded against or with respect to Borrower or the Property or in respect of any other property interests covered, or to be covered, by the Liens referred to in Section 3.2, except (a) those granted to the Agent pursuant to this Agreement, (b) matters that, in the judgment of the Agent, do not adversely affect the Borrower, the Property or the Lenders and (c) as otherwise permitted hereunder.

     3.20  Survey.  The Borrower shall have furnished to the Agent a current
           ------
survey or surveys of the Property (including Golf Course B) and all other properties subject to an easement in favor thereof, by a registered surveyor satisfactory to the Agent, in form and content satisfactory to the Agent and the Title Insurer, and certified to said parties as having been prepared in accordance with American Land Title Association land survey standards, showing
(a) the legal description, (b) boundaries, established building setback lines, if any, and the location of the Improvements as being within the boundaries of the Land and any established recorded or zoning setback lines, (c) no encroachments by any structures on adjoining property over the Land, and (d) no other state of facts which, in the judgment of the Agent or the Agent's counsel, would render title to the Property unmarketable or diminish the value of the Property in any material respect.

     3.21  Evidence of Insurance.  The Agent shall have received original
           ---------------------
insurance certificates, original policies of insurance or certified true copies of insurance policies evidencing hazard, liability, worker's compensation, flood and other insurance in form, amount and with such coverages as are required in this Agreement or the other Loan Documents, naming the Agent as an insured interest for liability insurance, and as mortgagee and loss payee for other insurance as required in this Agreement or the other Loan Documents. If the Property is not in a 100-year flood plain zone, the Borrower shall have furnished evidence thereof satisfactory to the Agent.

     3.22  Compliance, Access, Utilities.  The Borrower shall have established
           -----------------------------
to the satisfaction of the Agent that: (a) all required zoning, planning, environmental and building code approvals relating to the acquisition, construction and operation of the Property have been obtained and that the Property conforms to and is permitted by all Laws; (b) all utility services necessary for the use and operation of the Property are available and in operation; and (c) the Borrower or the Golf Course B Owner has also obtained all appropriate rights and easements to insure the availability of ingress and egress to the Property from public highways.

     3.23  Estoppel Certificate from Operating Tenant.  The Borrower shall
           ------------------------------------------
have delivered to the Agent an estoppel certifi-cate, substantially in the form of Exhibit R attached hereto, duly executed by the Operating Tenant.

     3.24  Estoppel Certificate from Golf Course B Owner. The Borrower shall
           ---------------------------------------------
have delivered to the Agent an estoppel certificate, substantially in the form of Exhibit S attached hereto, duly executed by the Golf Course B Owner.

     3.25  Estoppel Certificate from TWA.  The Borrower shall use its best
           -----------------------------
efforts to obtain and deliver to the Agent an estoppel certificate substantially in the form of Exhibit T attached hereto, duly executed by TWA. If the Borrower is not able to obtain such a certificate prior to the Closing, the Borrower shall have established to the satisfaction of the Agent that the Equipment Lease is in full force and effect, that there have been no amendments or modifications thereof, that neither party is in default thereunder, that there are no known rights of offset or defenses to the enforcement of the Equipment Lease, and that such other matters are true as the Agent may reasonably request the Borrower to establish.

     3.26  Certificate Regarding Condition of the Property. The Borrower shall
           -----------------------------------------------
have furnished to the Agent a certificate duly executed by Borrower, the Operating Tenant and Marriott certifying that there has been no material, adverse change in the condition of the Property since the date of the current, updated appraisal of the Property prepared by Hospitality Valuation Services, Inc. and previously delivered to the Lenders by the Borrower in connection with the loan transaction contemplated herein.

     3.27  Additional Documents.  The Borrower shall have furnished to the Agent
           --------------------
copies of each of the following documents, certified by the Borrower to be true and correct and complete copies thereof: (a) the Purchase Note, (b) the Equipment Purchase Agreement,
(c) the Equipment Lease and (d) such other documents relating to the transactions contemplated herein as the Agent may reasonably request.

     3.28  No Default.  There shall exist no Event of Default and no
           ----------
potential Default.

     3.29  Representations and Warranties.  All representations and
           ------------------------------
warranties contained herein or in the other Loan Documents shall be true and correct in all material respects, with the same force and effect as if made on and as of the date of Closing.


     The disbursement of the Loans hereunder shall constitute a representation and warranty by the Borrower to the Lenders that all of the conditions specified in this Article have been satisfied as of the date of Closing.

4.  REPRESENTATIONS AND WARRANTIES.

     In order to induce the Lenders to enter into this Agreement and to make the Loans, the Borrower represents and warrants to each of the Lenders that, except as otherwise set forth in Exhibit U hereto:

     4.1  The Borrower.  The Borrower is a duly organized and validly
          ------------
existing limited partnership under the laws of the State of Delaware and has the power and authority to own its properties and other assets and to transact the business of ownership (or, in the case of Golf Course B, the leasing) and operation of the Property and ownership and leasing of the Equipment. The Borrower has entered into this Agreement for its partnership business purposes and will use the proceeds of the

Loans for the purposes provided in Section 2.1(b) hereof as principal for its own account. The General Partner is the sole general partner of the Borrower.


     4.2  Ownership by Marriott.  The General Partner, the Golf Course B
          ---------------------
Owner and Host are all, directly or indirectly, wholly-owned subsidiaries of Marriott.

     4.3  Authorization and Execution.  The Borrower has the power and
          ---------------------------
authority to execute, deliver, carry out the terms and provisions of, and incur the obligations provided in the Loan Documents (other than the Guaranties and the Environmental Indemnity Agreement of Marriott), the Operating Lease, the Purchase Agreement, the Golf Course Lease, the Equipment Purchase Agreement and the Equipment Lease. The execution, delivery and performance by the Borrower of the Loan Documents (other than the Guaranties and the Environmental Indemnity Agreement of Marriott), the Operating Lease, the Purchase Agreement, the Golf Course Lease, the Equipment Purchase Agreement and the Equipment Lease and the Borrowings hereunder have been duly authorized by all requisite action by and on behalf of the partners of the Borrower, and this Agreement, the other Loan Documents (other than the Guaranties and the Environmental Indemnity Agreement of Marriott), the Operating Lease, the Purchase Agreement, the Golf Course Lease, the Equipment Purchase Agreement and the Equipment Lease are the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms except as the same may be affected by applicable bankruptcy, reorganization insolvency, moratorium and other laws relating to or affecting creditors' rights generally and except that the availability of any equitable remedy or relief is subject to the discretion of the court before which such remedy or relief is sought.

     4.4  Compliance with Other Instruments.  Except for defaults, conflicts
          ---------------------------------
and breaches that do not materially affect Borrower's right, authority and ability to perform its obligations under the Loan Documents or materially impair the Lenders rights, remedies or security under the Loan Documents, (a) the Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any evidence of Indebtedness of the Borrower or contained in any instrument under or pursuant to which any such evidence of Indebtedness has been issued or made and delivered or contained in the Operating Lease, the Purchase Agreement, the Golf Course Lease, the Equipment Purchase Agreement or the Equipment Lease; and (b) neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the terms, conditions and provisions hereof and of the other Loan Documents, nor the acquisition (or, in the case of Golf Course B, the leasing) or operation by the Borrower of the Property, nor the execution and delivery of the Operating Lease, the Golf Course Lease, nor the execution and delivery of the Equipment Purchase Agreement or the Equipment Lease, nor the consummation of the transactions therein contemplated, nor compliance by the Borrower with the terms, conditions and provisions thereof conflict or will conflict with or result in a breach of any of the terms, conditions or provisions of the Partnership Documents or of any agreement or instrument to which the Borrower is a party or otherwise bound or to which any of its properties or other assets is subject, or of any order or decree of any court or governmental instrumentality, or of any arbitration award, franchise or permit, or constitute a default thereunder, or, except as contemplated hereby, result in the creation or imposition of any Lien upon any of the properties or other assets of the Borrower.

     4.5  Consents.  No consent, order, authorization, permit, approval of,
          --------
or exemption by, or registration, declaration or filing with any Person (including, without limitation, any or all of the partners of the Borrower other than the General Partner signing the Loan Documents on its behalf) and no waiver of any right by any Person is required to authorize or permit, or is otherwise required in connection with, the execution, delivery and performance by the Borrower of this Agreement or the Notes or any of the other Loan Documents or in connection with the validity and priority of any Liens granted thereunder or in connection with the execution, delivery and performance by the Borrower of the Operating Lease, the Purchase Agreement, the Golf Course Lease, the Equipment Purchase Agreement and the Equipment Lease (except for filings and recordings to be accomplished under Article 3 hereof and except for such consents, orders, authorizations, permits, approvals, registrations, declarations, filings or exemptions as have been obtained or accomplished by Borrower).


     4.6  Financial Statements.  The financial statements ("Financial
          --------------------
Statements") of Borrower heretofore or hereafter furnished to the Lenders from time to time shall present fairly the financial position of the Borrower and shall be prepared in accordance with generally accepted accounting principles. Except as disclosed by or reserved against in the Financial Statements, the Borrower shall have no material contingent liabilities, including disputed or contingent liabilities for taxes and any interest or penalties relating thereto, or any unrealized or anticipated losses. In the case of each Rollover, the same representations and warranties as are set forth in this Section 4.6 shall also be deemed to have been made in respect of the then most recent Financial Statements furnished to the Lenders, subject in the case of interim financial statements to year-end audit adjustments.

     4.7  No Material Changes.  There has been no material adverse change in
          -------------------
the business, properties or other assets or in the condition, financial or otherwise, of the Borrower, or its assets and properties since the date of the most recent Financial Statements, except changes, if any, solely in or by reason of the Equipment or the Equipment Lease or TWA's performance thereunder and not materially adversely affecting the Property.

     4.8  Title to Properties.  The Borrower has and shall at all times have
          -------------------
good and marketable title to (a) the Property, subject only to the Permitted Exceptions, (b) in the case of Golf Course B and FF&E permitted to be leased to the Borrower hereunder, a good and valid leasehold interest therein, (c) the Equipment, subject only to the Equipment Lease and (d) all other properties and assets reflected in the then most recent Financial Statements or acquired by the Borrower after such date, in each case free and clear of all other Liens, except those permitted hereunder. None of the foregoing properties or assets of the Borrower are subject to any agreement obligating the Borrower to mortgage, lien, pledge, grant a security interest in or otherwise encumber, or to sell and lease back, any such property or assets, and there is not on file in any public office, and the Borrower has not signed, any financing statement naming the Borrower as debtor, except for financing statements in favor of the Agent hereunder and financing statements evidencing Liens or leases permitted hereunder. The Borrower has not subordinated any of its rights under any obligation owing to it to the rights of any other Person.

     4.9  Leases.  None of the properties or other assets of Borrower is held
          ------
by the Borrower as lessee under any lease or as conditional vendee under any conditional sales contract or other title retention agreement, except as otherwise disclosed in the Financial Statements and except for leases permitted hereunder.

     4.10  Marriott Hotel.  Pursuant to the Operating Lease the Borrower
           --------------
possesses rights adequate for the conduct of the operation of the Property as a "Marriott" hotel in substantially the same manner as other similar hotels operated under the "Marriott" name and as now conducted and proposed to be conducted, without conflict with the rights of others.

     4.11  Litigation.  There are no actions, suits, investigations or
           ----------
proceedings (whether or not purportedly on behalf of the Borrower) pending or, to the knowledge of the Borrower, threatened, and no judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or Governmental Authority against or affecting the Borrower or the Property, or any other of the assets or properties of the Borrower at law or in equity or before or by any Governmental Authority or before any arbitrator of any kind, which involve the possibility of liability in excess of $1,000,000.00 or of any material adverse effect on the transactions contemplated by the Loan Documents or the business, operations, prospects, properties or other assets or on the condition, financial or otherwise, of the Borrower or the Property.

     4.12  Burdensome Provisions.  The Borrower is not a party to or
           ---------------------
otherwise bound by any agreement or instrument or subject to any other restriction or any judgment, order, writ, injunction, decree, award, rule or regulation which materially and adversely affects the business, operations, prospects, properties or other assets, or the condition, financial or otherwise, of the Borrower, the Property or the Equipment. Except for defaults that do not materially affect the right, authority and ability of the Borrower to perform its obligations under the Loan Documents, the Operating Lease, the Purchase Agreement, the Golf Course Lease, the Equipment Purchase Agreement or the Equipment Lease or materially impair the Lenders rights, remedies or security under the Loan Documents, the Borrower is not in default (a) under any obligation for borrowed money or (b) in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any other agreement or instrument to which it is a party, by which it is otherwise bound or to which the Property or the Equipment or any of Borrower's other property is subject, including, without limitation, the Operating Lease, the Purchase Agreement, the Golf Course Lease, the Equipment Purchase Agreement or the Equipment Lease.

     4.13  Force Majeure.  Neither the Property, nor the Equipment nor any of
           -------------
the other business, properties or assets of the Borrower has been materially and adversely affected in any way as the result of any fire or other casualty, strike, lockout or other labor trouble, embargo, shortage, confiscation, condemnation, riot, civil disturbance, activity of armed forces, or act of God.

     4.14  Tax Liability.  The Borrower has filed all tax returns which are
           -------------
required to be filed and has paid all taxes (including interest and penalties), if any, which have become due by Borrower pursuant to such returns or pursuant to any assessment or notice of tax claim or deficiency received by it. All tax liabilities, if any, were adequately provided for at the end of the most recent Fiscal Year of the Borrower and are now so provided for on the books of the Borrower. No tax liability has been asserted by the Internal Revenue Service or any other taxing authority for taxes (or interest or penalties thereon) in excess of those already paid.

     4.15  Distributions.  Except as permitted hereunder and reflected in the
           -------------
Financial Statements from time to time furnished by Borrower hereunder, the Borrower has not applied any of its funds as a distribution to its partners, or any of them.

     4.16  Regulation U, Regulation x, etc.  The Borrower does not own any
           -------------------------------
"margin stock" as defined in Regulation U (12 CFR, Chapter II Part 207) of the Board of Governors of the Federal Reserve System. None of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. Neither the Borrower nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation U, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System.

     4.17  Compliance with Law.  The Property and all of the Borrower's other
           -------------------
assets and properties are in compliance with all Laws in all material respects.

     4.18  Permits and Licenses.  No proceedings are pending or, to the
           --------------------
Borrower's knowledge, threatened with respect to the revocation or suspension of any permits, licenses and approvals issued with respect to the Property and such permits, licenses and approvals shall not be altered or amended, nor shall the Borrower make any attempt to alter or amend the same, in any material respect, without the prior written consent of the Lenders.

     4.19  No Notices.  There is no note or notice issued by any Governmental
           ----------
Authority that the Property violates or does not comply with any Laws.

     4.20  Disclosure.  Neither this Agreement nor any document, certificate
           ----------
or Financial Statement furnished to the Lenders by or on behalf of the Borrower in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact known to the Borrower which materially adversely affects the business, operations, prospects, property, other assets or financial condition of the Borrower or the Property or the Equipment which has not been set forth in this Agreement or in other documents, certificates and Financial Statements furnished to the Lenders by or on behalf of the Borrower in connection with the transactions contemplated hereby.

     4.21  Net Worth.  The General Partner has been capitalized with a net
           ---------
worth of not less than $9,000,000.00 and such net worth, if reduced, has been and shall be reduced solely by reason of the General Partner's payment of amounts required to be paid by the General Partner under the Memorandum or as has been or may otherwise be necessary to meet Borrower's obligations in the ordinary course of business of operation of the Property.

     4.22  Compliance with Securities Laws.  The Borrower has been formed,
           -------------------------------
and limited partnership interests in Borrower have been offered for sale and sold, in compliance with all applicable federal and state laws and regulations relating thereto, and the Borrower has made all disclosures required by such laws and regulations and in accordance therewith.

     4.23  Brokerage Fees.  No brokerage fees or other similar fees or
           --------------
commissions (except amounts payable to the Lenders) are payable to anyone engaged by the Borrower, Marriott or any Affiliate of the Borrower or of Marriott in connection with entering into this Agreement.

     4.24  FF&E Reserve.  The Borrower has contributed to the FF&E Reserve
           ------------
all amounts required to be contributed under the terms of the Operating Lease for the time up to and including the date of this Agreement.

     4.25  Best Efforts.  Borrower will exercise its best efforts to cause
           ------------
all of the conditions hereof to be satisfied on the part of the Borrower at the time and in the manner herein provided.

     4.26  Environment.  Borrower represents and warrants that, to the best
           -----------
of the Borrower's knowledge and except as disclosed on Exhibit V, no Hazardous Substances are present at the Property. The Borrower has not received any notice to the effect that any of its operations or the Property are not in compliance with any of the requirements of applicable Environmental Laws, or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Substance into the environment.

     The representations and warranties contained in this Article 4 are made on and as of the date hereof and shall also be made (without the execution or delivery of any written instrument) on and as of the date of the Closing. The representations and warranties in Sections 4.1, 4.2, 4.3, 4.8, 4.15, 4.16, and
4.22 shall also be remade (without the execution or delivery of any written instrument) on the first day of each Interest Period hereunder.

5. AFFIRMATIVE COVENANTS.

     The Borrower covenants and agrees that, from and after the date hereof and as long as any Loan, interest or any other obligations incurred hereunder are outstanding or the Loan Commitments are in effect, unless the Lenders shall otherwise consent in a writing delivered to the Borrower, the Borrower will:

     5.1  Pay Principal and Interest.  Punctually pay the principal and
          --------------------------
interest to become due in respect to the Notes and the Arrangement Fee and the Loan Fee, all according to the terms hereof.

     5.2  Maintenance of Borrower's Office.  Maintain an office in Bethesda,
          --------------------------------
Maryland (or such other place in the United States of America as the Borrower may designate in writing to the Agent) where notices and demands to or upon the Borrower in respect of the Loan Documents may be given or made.

     5.3  Keep Books; Set Aside Reserves.  Keep proper books of record and
          ------------------------------
account in which true, correct and complete entries will be made of its transactions in accordance with generally accepted accounting principles, including the setting aside on its books from its earnings for each Fiscal Year adequate reserves for depreciation, obsolescence and/or amortization of its properties during such year, and all other proper reserves which should be set aside from such earnings in connection with its business.

        5.4   Payment of Other Indebtedness and Taxes; Existence; Maintenance
              ---------------------------------------------------------------
of Properties.
-------------


        (a) Pay punctually all principal, interest and other sums due in respect of other Indebtedness of the Borrower and perform promptly all obligations of the Borrower relating to such Indebtedness; pay and discharge promptly all taxes (including, without limitation, all payroll withholdings), assessments and governmental charges or levies, if any, imposed upon it or upon its income or profits or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become delinquent, as well as all claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon its property; provided, however, that the Borrower shall not be
                        --------  -------
required to pay any such tax, assessment, charge, levy or claim or discharge any such Lien if the validity thereof shall be contested in good faith by appropriate proceedings and if the Borrower shall have established such reserves, if any, as may be required in accordance with generally accepted accounting principles with respect to the tax, assessment, charge, levy or claim so contested;


        (b) (i) Conduct continuously and operate actively its business (subject to temporary cessation of, or other limitations on, its activities due to strikes, lockouts, casualties, acts of God, war, governmental regulation or control, or other causes beyond the reasonable control of Borrower, provided prompt written notice thereof is given to the Agent); (ii) keep in full force and effect and existence all rights, licenses, permits and franchises required for the use or operation of the Property and comply with all Laws; and (iii) make all such reports and pay all such franchise and other taxes and license fees, and do all such other things as lawfully may be required, to maintain all such rights, licenses, powers and franchises under the laws of the and cash flow of the Borrower, retained earnings and changes in financial position of the Borrower for each such Accounting Quarter and for that part of the Fiscal Year then ended, all in reasonable detail and satisfactory in scope to the Agent, setting forth in each case in comparative form the corresponding figures for the corresponding period(s) of the preceding Fiscal Year, which statements shall, as a whole, fairly present the financial position of the Borrower as at the end of the periods involved and the results of the operations of the Borrower for such periods, and which shall be certified by an Authorized Accounting Officer of the General Partner as having been prepared under his or her supervision in accordance with generally accepted accounting principles consistently applied and consistent with the principles applied in the Financial Statements for the preceding Fiscal Year, subject to year-end audit and adjustments, and that he or she knows of no facts inconsistent with such statements;

     (b)  As soon as practicable, and in any event within one hundred twenty
(120) days after the end of each Fiscal Year, a balance sheet of the Borrower as at the end of such Fiscal Year and related statements of operations and changes in partners' capital and changes in cash flow of the Borrower for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the preceding Fiscal Year, prepared in accordance with generally accepted accounting principles consistently applied and accompanied by (i) an audit report and opinion in respect of such Financial Statements of Arthur Andersen & Co. or other independent certified public accountants of recognized standing selected by the Borrower and acceptable to the Agent, which report and opinion shall be unqualified as to the scope of the audit and reasonably satisfactory to the Agent in all other respects, and (ii) a certification of an Authorized Accounting Officer of the General Partner in respect of such

Financial Statements, to the same effect as provided in Section 5.6(a) excluding any reference to year-end audit adjustments;

     (c) Concurrently with the Financial Statements delivered pursuant to Sections 5.6(a) and 5.6(b), a certificate of an Authorized Accounting Officer of the General Partner to the effect that there exists no condition, event or act which constitutes an Event of Default or a Potential Default, or if any such condition, event or act exists, specifying the nature thereof, the period of its existence and what action the Borrower proposes to take with respect thereto; the Borrower further covenants that, forthwith upon any officer's of the General Partner obtaining knowledge of any Event of Default or a Potential Default, it will deliver to the Agent a statement of an executive officer of the General Partner, specifying the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto;

     (d) Promptly upon request of any of the Lenders, copies of any reports submitted to the Borrower by its accountants in connection with any examination of the Financial Statements of the Borrower made by such accountants, and copies of any other communications received by the Borrower or the General Partner from such accountants relative to any Financial Statements or audit or internal controls and systems of the Borrower;

     (e) No later than thirty (30) days subsequent to the beginning of each Fiscal Year, an annual operating projection for the Property for such Fiscal Year containing the information provided for in Section 7.03 of the Operating Lease and including a projection of the average annual occupancy and average annual room rate for the Property for such Fiscal Year; the Borrower shall also promptly provide to the Agent copies of the annual accounting made by the Operating Tenant pursuant to Section 7.01 of the Operating Lease;

     (f) No later than fifty (50) days after the end of each Accounting Quarter and seventy-five (75) days after the end of each Fiscal Year, a summary operating statement with respect to the Property for such Accounting Quarter or Fiscal Year, showing the results of the operations of the Property during such Accounting Quarter or Fiscal Year, including a statement showing, for such Accounting Quarter or Fiscal Year, Gross Revenues, Deductions, Operating Profit and a calculation of Debt Service Coverage on the Loans and showing (on the annual statements only) Annual Rental, Cash Flow Available for Loans, Net Equipment Rental Income and Partners' Priority Return for such Fiscal Year, and which shall be certified by an Authorized Accounting Officer of the General Partner as having been prepared under his or her supervision in accordance with the provisions hereof;

     (g) No later than fifty (50) days after the end of each Accounting Quarter and seventy-five (75) days after the end of each Fiscal Year, a calculation and statement of the maximum amount available under the Guaranties in respect of the "Payment Obligations" thereunder as of the last day of such Accounting Quarter or Fiscal Year, certified by an Authorized Accounting Officer of Marriott and the General Partner as having been prepared under their supervision in accordance with the provisions of the Guaranty;

     (h) Promptly upon their becoming available, copies of all Financial Statements, reports, notices and statements sent or made available generally by the Borrower to its limited partners, and of all reports, registration statements and prospectuses filed by the Borrower with any securities exchange or with the

Securities and Exchange Commission, or any governmental authority succeeding to any of its functions;

     (i) Not later than ten (10) days prior to the execution thereof, a true and complete copy of any proposed amendment to the Partnership Documents (other than amendments which merely reflect the admission or withdrawal of limited partners);

     (j) Promptly following the occurrence thereof, notice of any material adverse change in the business or in the condition, financial or otherwise, of the Borrower; and

     (k) Such other information as to the financial condition, operations, business, properties and other assets of the Borrower, as the Lenders, or any of them, may from time to time reasonably request.

     5.7  Inspection. On not less than two (2) Business Days' notice, permit
          ----------
each of the Lenders or any of their representatives to visit and inspect the Property, to examine its books of account and records relating to the Property and to discuss the affairs, finances and accounts of the Borrower with its representatives, all at such reasonable times and as often as the Lenders, or any of them, may request.

     5.8  Notice of Claims and Defaults. Promptly give written notice to the
          -----------------------------
Lenders of (a) any action, proceeding or claim of which the Borrower may have notice, which may be commenced or asserted against the Borrower in which the amount involved is $1,000,000.00 or more and is not covered by insurance as to which the insurer has not disclaimed liability, or which seeks injunctive or other equitable remedy, and (b) any dispute which may exist between the Borrower and any Person, which may materially affect the normal business operations of the Borrower or any of its properties and other assets and (c) all complaints and charges made by any Governmental Authority materially and adversely affecting any of the Property or the Borrower or its business; and (d) any material default under the terms and provisions of any documents evidencing or securing Indebtedness of the Borrower in excess of $2,000,000.00 which continues beyond any applicable grace period contained in said documents.

     5.9  Agreements. Perform punctually and fully all of its obligations under
          ----------
the Operating Lease, the Purchase Agreement, the Golf Course Lease, the Equipment Purchase Agreement, the Equipment Lease and all other contracts and agreements relating to the acquisition, ownership, operation or leasing of the Property or the Equipment.

     5.10  Licenses. Maintain at all times all licenses and certificates
           --------
necessary for the operation of the Property (including all of its amen~ties and all FF&E).

     5.11  Operations. To operate the Property continuously as a "Marriott"
           ----------
hotel in accordance with the standards established by Marriott with respect to its Marriott full-service resort hotels.

     5.12  FF&E Reserve. Establish and maintain an escrow reserve account ("FF&E
           ------------
Reserve") to cover the cost of:

     (a) Replacements and renewals to the FF&E (including communications systems and computer systems); and

     (b) Certain routine repairs and maintenance to the Improvements which are normally capitalized under generally accepted accounting principles, such as exterior and interior repainting, resurfacing building walls, floors, roofs and parking areas, and replacing folding walls and the like, but which are not major repairs, alterations, improvements, renewals or replacements to the Improvements' structure or to the mechanical, electrical, heating, ventilating, air conditioning, plumbing or vertical transportation system thereof.

     The Borrower shall from time to time contribute to the FF&E Reserve such amounts as are sufficient to keep the FF&E Reserve at the levels necessary to make the replacements and renewals to the FF&E, and to make the repairs to the Improvements necessary or appropriate to keep and maintain the Property in the condition required under the Loan Documents, but in no event less than the following amounts:

     (i) during Fiscal Year 1989, including any part of Fiscal Year 1989 that is prior to the date of this Loan Agreement, an amount equal to two and one-half percent (2 1/2%) of Gross Revenues for such Fiscal Year;

     (ii) during Fiscal Years 1990, 1991 and 1992, an amount equal to three and one-half percent (3 1/2%) of Gross Revenues for each such Fiscal Year; and

     (iii) commencing with Fiscal Year 1993, and for all Fiscal Years thereafter, an amount equal to four and one-half percent (4 1/2%) of Gross Revenues for each of such Fiscal Years.

     5.13  Restrictive Covenants. To comply with all covenants, conditions and
           ---------------------
restrictions affecting the Property unless the Lenders are insured against loss, in a form satisfactory to the Agent, for noncompliance in the policy of title insurance issued pursuant hereto.

     5.14  Easements. To submit to the Agent for approval, prior to the
           ---------
execution thereof, all proposed easements (except for customary utility easements not benefiting other property) benefiting or burdening the Property, accompanied by a survey, and surveyor's written descriptions, showing the portion of the Property and any adjoining property affected by said easements.

     5.15  Compliance. To maintain the Property and all other property of the
           ----------
Borrower in compliance with all Laws.

6.  NEGATIVE COVENANTS.

     The Borrower covenants and agrees that, from and after the date hereof and as long as any Loan, interest or any other obligations incurred hereunder are outstanding or the Loan Commitments are in effect, unless the Required Percentage of the Lenders shall otherwise consent in a writing delivered to the Borrower (or for section 6.13 only, unless the Agent shall otherwise consent in a writing delivered to the Borrower) the Borrower will not:

     6.1   Allocation of Cash Flow Available for Loans. At any time prior to the
           -------------------------------------------
Maturity Date, apply or distribute Cash Flow Available for Loans realized in any Fiscal Year, except for the following purposes and in accordance with the following priorities:

     First:  Payment of interest on the Series A Notes due during such Fiscal
Year.

     Second: Payment of interest on the Series B Notes due during such Fiscal Year.

     Third: Retention by the Borrower of the amount by which $20,000,000.00 exceeds Debt Service on the Loans in such Fiscal Year.

     Fourth: Repayment to Marriott of amounts paid by it in respect of the "Payment Obligations" under the Marriott Guaranty.

     Fifth: Repayment to the General Partner of amounts paid by it in respect of the "Foreclosure Obligations" under the General Partner Guaranty.

     Sixth: The balance, if any, for any purpose not prohibited by this Agreement or the other Loan Documents.

     The provisions for allocation of Cash Flow Available for Loans in this
Section 6.1 shall not limit or otherwise affect the Borrower's obligation to pay the Loans and interest thereon upon the terms provided therefor in this Agreement and the Notes, whether or not there is any Cash Flow Available for Loans. The Borrower shall not make any payments referred to in items Third, Fourth, Fifth or Sixth or any payments for any other purpose (except permitted Deductions) for any Fiscal Year until the sums due under items First and Second have been paid in full for such Fiscal Year and all prior Fiscal Years, or if an Event of Default hereunder shall have occurred and be continuing. The provisions for allocation of Cash Flow Available for Loans in this Section 6.1 shall not limit or otherwise affect the provisions of the Guaranties.

     6.2  Indebtedness. In any manner become or be liable, contingently or
          ------------
otherwise, in respect of, or permit or suffer to exist, any Indebtedness (other than the Loans and the Purchase Debt), except the following:

     (a) Indebtedness in respect of taxes, assessments and governmental charges or levies and claims for labor, materials and supplies, as and to the extent permitted to remain unpaid and undischarged by Section 5.4(a);

     (b)   Indebtedness secured by Liens specifically permitted by Section
6.3(a);

     (c) Indebtedness to Marriott (including fundings of the "Payment Obligations" under the Marriott Guaranty) or to any Affiliate of Marriott, but only if (i) the repayment of such Indebtedness shall have been subordinated to payment of the Loan pursuant to the provisions of the Subordination Agreement or a subordination agreement substantially in the form of the Subordination Agreement completed to be made applicable to such Indebtedness, executed and delivered to the Agent by Marriott or such Affiliate making any such advance, and (ii) the Agent shall be satisfied as to the due authorization, validity and enforceability of the Subordination Agreement or such subordination agreement as delivered to the Agent;

     (d)   Indebtedness arising under interest exchange agreements;

     (e) Indebtedness secured by a junior mortgage of the Property or any part thereof, but only if all of the following requirements are satisfied:

     (i) The security position of the junior mortgagee is expressly subordinate to that of the Lenders;

     (ii) On the date of the incurrence, Debt Service Coverage on the sum of the Loans and any Indebtedness heretofore permitted under this Section 6.2(e) shall have exceeded 1.20 for (A) the period of four consecutive Accounting Quarters most recently concluded and (B) the period of four consecutive Accounting Quarters immediately preceding the period described in clause (A);

     (iii) On the date of incurrence, Debt Service Coverage on the sum of the Loans, any Indebtedness heretofore permitted under this Section 6.2(e) and (on a "pro forma basis," including giving effect to the prepayment provided for in
  Section 6.2(e) (vii) hereof, satisfactory to the Lenders) the proposed Indebtedness under this Section 6.2(e) shall have exceeded 1.20 for the period of four consecutive Accounting Quarters most recently concluded;

     (iv) On the date of incurrence, at least $14,000,000 shall remain available with respect to the "Payment Obligations" under the Marriott Guaranty, unless the Marriott Guaranty shall have terminated under Paragraph 5 thereof;

     (v) On the date of incurrence, there shall have occurred no Event of Default or Potential Default that is continuing;

     (vi) The Borrower shall have furnished to the Agent such evidence relating to the foregoing requirements as the Agent shall have determined is necessary or appropriate in order to assure the Lenders that such requirements have been, or are being, satisfied;

     (vii) The Borrower shall pay to the Lenders immediately upon the initial disbursement of such Indebtedness permitted under this Section 6.2(e) as a prepayment of the Loans twenty percent (20%) of the maximum principal amount of such Indebtedness; and

     (f) Indebtedness incurred by the Borrower following the delivery to the Borrower by the Agent of the release provided for in Section 10.3 hereof, and with respect to which the recourse against the Borrower is limited to the Equipment and the Borrower's interest under the Equipment Lease.

     6.3   Liens. Contract, create, assume, incur or suffer to be created,
           -----
assumed or incurred or to exist any Lien (other than as permitted by Section 5.4(a)) upon, or pledge of, or subject to, the prior payment of any Indebtedness (other than the Loans), any property or other assets of the Borrower or any interest therein, whether owned at the date hereof or hereafter acquired, or acquire or agree to acquire any property or other assets subject to any Lien, or suffer to exist any Indebtedness of the Borrower or (except as and to the extent permitted by Section 5.4(a)) any claims or demands against the Borrower which, if unpaid, might (in the hands of the holder or anyone who shall have guaranteed the same or who has any right or obligation to purchase the same) by law or upon bankruptcy or insolvency or otherwise, be given any priority whatsoever over its general creditors; excluding, however, from the operation of this Section 6.3:

     (a) Pledges or deposits to secure obligations under workers' compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargeable; deposits of cash or readily marketable securities to secure public or statutory obligations of the Borrower;

materialmen's, mechanics', vendors' or other like Liens incurred in the ordinary course of business with respect to obligations which are being contested in good faith and as to which adequate reserves have been established or deposits of cash or readily marketable securities required to obtain the release of such liens have been made; Liens created by or resulting from any legal proceedings (including legal proceedings instituted by the Borrower) which are being contested in good faith by appropriate proceedings, including appeals of judgments as to which a stay of execution shall have been issued and adequate reserves shall have been established; and zoning restrictions, easements, licenses, restrictions on the use of real property or minor irregularities in title thereto, which do not materially detract from the value or impair the use of such property;

     (b)  Any Liens provided for herein securing payment of the Loans;

     (c) Liens securing the Indebtedness permitted under Section 6.2(d) hereof, but only if the interest exchange agreement is with respect to interest payable on all or any part of the Loans and such Lien may be foreclosed only upon nonpayment under the interest exchange agreement, and which Liens are subordinated to the Liens securing the Loans;

     (d)  Liens securing the Indebtedness permitted under Section 6.2(c) and
Section 6.2(e), and which Liens are subordinated to the Liens securing the Loans;

     (e) A pledge of the Investor Notes to Marriott as the sole security and recourse for the Purchase Debt; and

     (f)  Liens against the Equipment securing Indebtedness permitted under
Section 6.2(f) hereof.

     6.4  Distribution. Make any distribution, by reduction of capital or
          ------------
otherwise, to any of its partners, general or limited, if there shall then exist, or if after giving effect thereto there would exist, any Event of Default or Potential Default hereunder.

     6.5  Sale and Leaseback. Enter into any arrangement, directly or
          ------------------
indirectly, with any Person whereby the Borrower shall sell or transfer any property, whether owned on the date hereof or hereafter acquired, used or useful in the business of the Borrower and then or thereafter rent or lease such property or other property which the Borrower intends to use for substantially the same purposes as the property so sold or transferred, except for leases permitted hereunder.

     6.6  Change in Partnership; Disposal of Property. (a) Wind up, liquidate or
          -------------------------------------------
dissolve; (b) materially modify or amend the Partnership Documents (except for the sale of limited partnership interests); (c) sell, discount or otherwise dispose of (except by collection), or agree to do any of the foregoing, any of its notes receivable, contracts or accounts receivable, installment or conditional sales agreements or any other evidences of indebtedness, except for the pledge to Marriott of the Investor Notes as the sole security and recourse for the Purchase Debt; or (d) sell, exchange, lease, transfer, convey or otherwise dispose of (or agree to do any of the foregoing) (i) the Property or
(ii) the Equipment, except for the Equipment Lease and except as otherwise provided in Article 10 hereof.

     6.7  Certain Transactions with Affiliated Persons. Except as otherwise
          --------------------------------------------
expressly permitted herein, directly or indirectly, pay any funds to or for the account or benefit of, or purchase, acquire or lease any property from, or sell, transfer or lease any property to, or engage in any other transaction with, any of the Marriott Entities, an Affiliate of the Borrower, an Affiliate of the General Partner or an Affiliate of Marriott; provided, however, that, notwithstanding
                                     --------  -------
the foregoing:

     (a) The Borrower may pay salaries and fees to its employees for services rendered in such capacities in connection with the Property in customary amounts which bear a reasonable relationship to the amount and type of such services;

     (b) The Borrower may, subject to the other provisions of this Agreement, enter into agreements, contracts and arrangements with any of the Marriott Entities, any Affiliate of the Borrower, any Affiliate of the General Partner or any Affiliate of Marriott subject to the conditions and limitations contained in the Partnership Documents; and

     (c) The Borrower may execute and deliver the Purchase Agreement, the Operating Lease, the Golf Course Lease and (subject to Section 6.13 hereof) the Homeowners Agreement but shall make payments and perform obligations thereunder only in accordance with the terms and provisions of this Agreement and the other Loan Documents.

     6.8   Amendments to Agreements. Modify, amend, terminate or cancel (a) the
           ------------------------
Purchase Agreement, the Operating Lease or the Golf Course Lease (except as permitted herein or in the other Loan Documents) or (b) the Equipment Purchase Agreement or the Equipment Lease (except as permitted in Article 10 hereof).

     6.9  Maintenance of Present Business. Engage in any business other than the
          -------------------------------
ownership (or, in the case of Golf

Course B, the leasing) and operation of the Property and the ownership and leasing of the Equipment.


     6.10 Leases. Except as otherwise permitted herein, (a) create, assume,
          ------
incur or guarantee, or in any manner be liable for or suffer to exist, any lease or license of real or personal property where the Borrower is lessee or licensee, except leases of FF&E (including, without limitation, computers, communications equipment and television equipment) to the extent customary in the hotel industry, or (b) create, assume or suffer to exist any lease or license of real or personal property where the Borrower is lessor or licensor, except leases, licenses and concessions of retail space in the Improvements.

     6.11 Use of Loan Proceeds. Use any part of the proceeds of the Loans
          --------------------
hereunder for any purpose other than as permitted herein.

     6.12 FF&E Reserve. Cause or permit all or any portion of the FF&E Reserve
          ------------
to be used for any purpose other than as specified herein.

     6.13 Homeowners Aqreement. Enter into the Homeowners Agreement or grant to
          --------------------
the owners or occupants of the home sites adjoining the Land or Golf Course B any rights (other than rights that are available to the general public), easements or other interests in the Property, except for any that are subordinate to the Deed of Trust and terminable on not more thirty (30) days' notice.

7.  INSURANCE.

     7.1  Hazard Insurance. The Borrower shall furnish to the Agent originals or
          ----------------
certified true copies or certificates of, or, if the Borrower does not furnish such evidence of insurance and the Agent gives reasonable prior notice to the Borrower (unless a policy has been cancelled or will be cancelled within ten (10) days, in which case the Agent need not give such notice to the Borrower), the Agent may (but shall not be obligated to) procure at the Borrower's expense, policies of fire insurance with extended coverage endorsements and such other hazard insurance (including, without limitation, building collapse), covering the Property for its replacement cost, business interruption, loss of rent and extra expense forms of insurance as the Agent shall reasonably require. Such policies shall be issued by companies having a then current rating in the latest edition of Best's Insurance Reports of not less than "B+" (Policyholders' Rating) and not less than "VIII" (Financial Size Category), shall be in form and amounts reasonably satisfactory to the Agent and shall provide that loss, if any, thereunder exceeding $500,000.00 be payable to the Agent pursuant to a standard mortgagee clause (without contribution) and a standard lender's loss payable clause. Losses, if any, less than or equal to $500,000.00 shall be payable to the Borrower for full repair and restoration of the Property.

     7.2  Flood and Earthquake Insurance. Flood insurance shall be maintained in
          ------------------------------
an amount not less than the maximum amount available under the National Flood Insurance Program if the Property is located in an area identified as a flood hazard area by the Federal Emergency Management Agency or the U.S. Department of Housing and Urban Development. Earthquake insurance shall be obtained to the extent that such insurance is commercially available at reasonable rates and terms. Evidence of any flood or earthquake insurance obtained by the Borrower, including, but not limited to, certified true copies of insurance policies or certificates of insurance, shall be delivered to the Agent and shall provide that loss, if any, thereunder, exceeding

$500,000.00 be payable to the Agent pursuant to a standard mortgagee clause (without contribution) and a standard lender's loss payable clause. Losses, if any, less than or equal to $500,000.00 shall be payable to the Borrower for full repair and restoration of the Property.

     7.3  Other Insurance. The Borrower shall also provide the Agent with
          ---------------
certified true copies of its insurance policies or certificates of insurance evidencing liability insurance, including bodily injury and property damage, workers' compensation insurance and employer's liability insurance and such other insurance as the Agent shall reasonably require. Such policies and coverage shall be issued by companies in form, substance, and in amounts, satisfactory to the Agent. The Borrower shall also provide the Agent with the certificates of insurance which have been provided to the Borrower by TWA evidencing insurance against loss or damage to the Equipment as required by the terms and provisions of the Equipment Lease.

     7.4  Required Notices. All such policies or certificates shall contain the
          ----------------
agreement of the insurer to give not less than thirty (30) days' (or, in the case of nonpayment of premiums, twenty (20) days') prior notice to the Agent of a proposed policy cancellation or of a material change in the policy provisions.

     7.5  Payment and Application. Insurance proceeds payable with respect to
          -----------------------
damage to or destruction of the Property shall be paid and applied as provided in the Deed of Trust.

8.  DEFAULTS AND REMEDIES.

     8.1  Events of Default. In the case of the occurrence of any of the
          -----------------
following events for any reason whatsoever, and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body or otherwise (each herein called an "Event of Default"):

     (a) Any representation, warranty or written statement made herein or in any other Loan Document, report, certificate, Financial Statement or other instrument heretofore or hereafter delivered to the Lenders or the Agent in connection with this Agreement or any Loan Document or any borrowing hereunder shall prove to be false or misleading, or is breached, in any material respect when made or remade; or

     (b) Any default shall occur in the payment of principal of any of the Notes or the Arrangement Fee or the Loan Fee as and when the same shall become due and payable whether at the due date thereof, by acceleration or otherwise; or

     (c) Any default shall occur in the payment of interest on any of the Notes as and when the same shall become due and payable, and (except in the case of the payment of interest due at maturity, by acceleration or otherwise) such default is not cured within three (3) days; or

     (d) Any default shall occur in the due observance or performance of any covenant, agreement or condition contained in Article 6 hereof; or

     (e) Any default shall occur in the due observance or performance of any covenant or agreement to be observed or performed by the Borrower pursuant to the terms hereof, other than those referred to in (a), (b), (c) and (d) of this
Section 8.1, and such default shall continue unremedied for a period of more than thirty (30) days after written notice thereof to the Borrower by the Agent; provided, however, that if such default cannot, with the
                       --------  -------
exercise of all reasonable diligence, be remedied within such 30-day period, the same shall constitute an Event of Default only if Borrower shall fail to commence promptly to remedy such default or to proceed with all reasonable diligence to cure such default or shall fail to remedy such default within ninety (90) days after the aforesaid notice; or

     (f) The Borrower, the Operating Tenant or the General Partner shall suspend or discontinue its business, shall call a meeting of its creditors for the purpose of postponing or adjusting its liabilities or seeking an arrangement with its creditors, shall make an assignment for the benefit of creditors or a composition with creditors, shall be unable, or admit in writing its inability, to pay its debts as they mature, shall file a petition in bankruptcy, shall become insolvent (howsoever such insolvency may be evidenced), shall suffer an order for relief to be entered against it under any bankruptcy law, shall petition or apply to any tribunal for the appointment of any receiver, custodian, liquidator or trustee of or for it or any substantial part of its property or other assets or shall commence any proceeding relating to it under any bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or there shall be commenced against the Borrower, the Operating Tenant or the General Partner any such proceeding which shall remain undismissed for a period of sixty (6O) days or more, or the Borrower, the Operating Tenant or the General Partner shall by any act or failure to act indicate its consent to, approval of or acquiescence in, any such proceeding or in the appointment of any receiver, custodian, liquidator or trustee of or for it or any substantial part of its property or other assets, or shall suffer any such appointment to continue undischarged or unstayed for a period of sixty (60) days or more; or the Borrower, the Operating Tenant or the General Partner shall take any action for the purpose of effecting any of the foregoing; or

     (g) Any order, judgment or decree shall be entered in any proceeding against the Borrower, Marriott, the Operating Tenant or the General Partner decreeing the dissolution or split-up of the Borrower, Marriott, the Operating Tenant or the General Partner or the divestiture of any asset (other than the Equipment) of the Borrower, the Operating Tenant or the General Partner, and such order, judgment or decree shall remain undischarged or unstayed for a period in excess of sixty (60) days; provided, however, that the split-up, or
                                     --------  -------
the divestiture of the assets, of Marriott shall not constitute an Event of Default if, following such occurrence, Marriott continues to own and operate substantially all of its hotel business in substantially the same manner as prior to such occurrence; or

     (h) Final judgment for the payment of money in excess of $1,000,000.00 shall be rendered by a court of record against the Borrower, the Operating Tenant or the General Partner and the Borrower, the Operating Tenant or the General Partner shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within thirty
(30) days from the date of entry thereof and within such period of thirty (30) days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

     (i) If any of the Marriott Entities shall cease to be Marriott or a direct or indirect wholly-owned subsidiary of Marriott; or

     (j) If an "Event of Default" (as defined therein) shall occur and be continuing under either or both of the Guaranties; or

     (k) If there shall occur and be continuing a default, deemed by the Agent or the Required Percentage of the Lenders to be material, in the observance or performance by either party of its covenants, agreements or obligations under the Operating Lease, the Golf Course Lease or the Purchase Agreement and such default is not cured within any applicable notice and/or grace period provided in such lease or agreement or if either party to any such lease or agreement shall, without the prior consent of the Lenders, terminate or seek to terminate any such lease or agreement, except as otherwise permitted in the Loan Documents; or

     (l) Any default or event of default shall have occurred under any other Loan Document or any event, act or condition shall have occurred which under the provisions of any Loan Document has the effect of accelerating the stated maturity of the Loans or permits the Lenders to cause the Loans to become due prior to their stated maturity;

then, if any event described in any subsection of this Section 8.1 shall have occurred, and at any time thereafter, if any such event shall then be continuing, the Agent, upon the direction of a Required Percentage of the Lenders, shall take any one or more of the following actions:

     (i) declare the principal of and accrued interest on the Notes, or on any other notes or evidences of Indebtedness of the Borrower then held by the Lenders or any of them, to be due and payable, both as to principal and interest, without presentment, demand, protest or other notice of any kind, all of which, to the extent permitted by law, are hereby expressly waived, anything contained herein or in any Note or in such other note or evidence of Indebtedness to the contrary notwithstanding; or

     (ii)  declare the Loan Commitments terminated immediately; or

     (iii) enter upon, take possession of, and use the Property and all parts thereof and all FF&E, material, equipment and supplies thereon and elsewhere which were ordered for or appropriated to the operation of the Property, and do anything which is necessary or desirable to fulfill, pay, settle or compromise the obligations of Borrower hereunder. All sums paid or incurred for the operation of the Property pursuant to the provisions of this paragraph or otherwise, and all other payments made or liabilities incurred by the Lenders hereunder of any kind whatsoever, shall bear interest from the date of payment or incurrence at the Legal Rate and such amounts, including interest, shall be deemed and shall constitute advances under this Agreement. The Lenders and their designees, representatives, agents, licensees and contractors shall be entitled to such entry, possession and use without the consent of any party and without any legal process or other condition precedent whatsoever, and the Borrower acknowledges that any denial of such entry, possession and use by the Lenders will cause irreparable injury and damages to the Lenders.

     8.2  Suits for Enforcement.  Subject to the provisions of Section 2.21
          ---------------------
hereof, in case any one or more of such Events of Default shall occur and be continuing, the Lenders may proceed, to the extent permitted by law, to protect and enforce their rights either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, condition or agreement contained in this Agreement or the Notes or in aid of the exercise of any power granted in this Agreement or the Notes, or proceed to enforce the payment of the Notes or to enforce any other legal or equitable right of the Lenders.

     8.3  Remedies Cumulative.  Subject to the provisions of Section 2.21
          -------------------
hereof, no right or remedy herein or in any other agreement or instrument conferred upon the Lenders, the Agent, or the holders of the Notes is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to every other right and remedy given hereunder or under any Loan Document or now or hereafter existing at law or in equity or by statute or otherwise. Without limiting the generality of the foregoing, if any Note or any of the other obligations of the Borrower to the Lenders shall not be paid when due, whether at the stated maturity thereof, by acceleration or otherwise, the Lenders shall not be required to resort to any particular security, right or remedy or to proceed in any particular order of priority, and the Lenders shall have the right at any time and from time to time, in any manner and in any order, to enforce their security interests, Liens, rights and remedies, or any of them, as the Lenders deem appropriate in the circumstances and apply the proceeds of their collateral to the obligations of the Borrower.

     8.4  TWA Default.  The Borrower and the Lenders acknowledge and agree that
          -----------
a default by TWA in the performance of its obligations under the Equipment Lease is not an Event of Default hereunder.

9.  THE AGENT.

     9.1  Appointment of the Agent.  The Lenders hereby irrevocably designate
          ------------------------
FNBC as their Agent to act as herein specified, and FNBC hereby accepts such designation and agrees to act as Agent as herein specified. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such note shall be deemed to have irrevocably authorized, the Agent to take such actions on its behalf under the provisions of this Agreement, the Notes and the other Loan Documents:

     (a) to receive Borrowing Notices and to determine and quote interest rates in accordance with Article 2;

     (b) to remit to each Lender on the day received by the Agent (unless received too late to permit remittance on such day, in which event the Agent shall remit on the next Business Day) each Lender's Pro Rata Share of any payment of principal, interest or the Loan Fee paid to the Agent;

     (c) to make demand under the Loan Documents for payment of amounts due thereunder and performance of obligations thereunder;

     (d) to give notices on behalf of the Lenders under this Agreement and the Loan Documents as directed by the Lenders in accordance with the provisions hereof or as the Agent otherwise deems appropriate;

     (e) to execute and deliver, where required, and to hold, on behalf of the Lenders, the Deed of Trust, the Security Agreement, the Guaranties and the other Loan Documents and to hold insurance policies given in respect of property covered by the Deed of Trust and the Security Agreement, and other instruments given in connection with the Loan Documents;

     (f) to execute and deliver the release of land provided for in the Golf Course Lease Assignment and the release provided for in Section 10.3 and to consent to the Homeowners Agreement pursuant to Section 6.13; provided, however,
                                                              --------  -------
that if the Homeowners Agreement consists of several separate agreements, consent by the Agent to one such agreement shall not be deemed to be consent to all such agreements;

     (g) to supervise the management, rental and/or operation of the Property if the Lenders have obtained possession and control as a result of enforcement of the Deed of Trust or any other Loan Documents; and

     (h) to exercise such powers under the Loan Documents and other documents provided for or contemplated by this Agreement or any Loan Document as are specifically delegated to the Agent by the terms thereof and such other powers as are reasonably incidental thereto.

The Agent may perform any of their duties hereunder by or through its agents, representatives, or employees.

     9.2  Agent's Rights and Liabilities.
          ------------------------------

     (a) In the event the Agent shall suffer or incur any costs, damages, penalties, actions, judgments, expenses or liabilities as a result of the performance of its duties hereunder or in respect of any of the Loan Documents or any transaction contemplated hereby not arising from its gross negligence or willful misconduct, then, to the extent the Borrower shall fail to reimburse the Agent, the Lenders will reimburse and indemnify the Agent, in the proportion of each respective Lender's Pro Rata Share, from and against any such costs, damages, penalties, actions, judgments, expenses and liabilities. If, after the Lenders have reimbursed and indemnified the Agent pursuant to the preceding sentence, the Borrower shall reimburse the Agent or the Agent shall otherwise recover from the Borrower or any other party obligated to reimburse the Agent on behalf of the Borrower, then the Agent agrees to reimburse the Lenders in the proportion of each respective Lender's Pro Rata Share to the extent that the Borrower has so reimbursed the Agent.

     (b) Neither the Agent nor any of its officers, directors, employees, representatives, or agents shall be liable for any action taken or omitted hereunder or under any of the other Loan Documents, or any other document provided for or contemplated by this Agreement or any other Loan Document, or in connection therewith, or for the consequences of any oversight or error of judgment on its or their part, unless caused by its or their gross negligence or willful misconduct. Except as otherwise provided herein, the Agent need not make inquiry concerning the performance or observance by the Borrower of any of the terms, provisions or conditions of any of the Loan Documents. The Agent will give the other Lenders notice of the occurrence of any uncured Event of Default of which the Agent's officers in charge of the administration of the Loans shall have actual knowledge, but no failure to give such notice shall result in any liability of the Agent to the other Lenders, unless caused by the Agent's gross negligence or willful misconduct. The duties of the Agent shall be administrative in nature, and the Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender. Nothing in this Agreement, expressed or implied, is intended to or shall be construed as to impose upon the Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein.

     (c) Whenever this Agreement or any other Loan Document provides or contemplates that the Agent shall or may make any determination or exercise judgment with respect to the existence of any fact or circumstance, the compliance with or satisfaction of any covenant, obligation or condition or any other matter provided for or contemplated herein or in any other Loan Document, the Agent, in making such determination or exercising such judgment, may rely solely upon a certificate or affidavit of the Borrower or the Borrower's agents or representatives or the General Partner, without making any independent inquiry or obtaining independent evidence with respect thereto.

     (d) The Agent shall be entitled to rely upon any writing or other document, telegram or telephone conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons. The Agent shall be fully protected in acting or in refraining from acting pursuant to or upon the advice of legal counsel, independent public accountants and other experts selected by it concerning all matters hereunder or under the Loan Documents or any other document provided for or contemplated by this Agreement or any Loan Document and its duties hereunder and thereunder.

     (e) With respect to its Loan Commitment and the Pro Rata Share of the Loans made by it, the Agent shall have the same rights and powers hereunder as the other Lenders and may exercise the same as if it were not the Agent. The term "Lenders" shall, unless the context clearly otherwise indicates, include FNBC individually. FNBC or its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with the Borrower, the Marriott Entities, any of the partners of the Borrower or any Affiliate of the Borrower or of Marriott as if it were not the Agent.

     (f) The Agent may deem and treat each Lender and each successor holder of any interest in the Notes made payable to such Lender as the owner of such interest in such Notes for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall be filed with the Agent and there shall have been delivered to the Agent a written assumption by such transferee or assignee of all obligations of such Lender hereunder. The delivery of such written assumption to the Agent shall be a condition precedent to the right of any Lender to transfer any interest in the Notes made payable to such Lender. Each Lender covenants with the other Lenders to deliver such written assumption to the Agent simultaneously with the transfer by it of any interest in the Notes made payable to such Lender. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is a holder of a Note or any interest therein shall be conclusive and binding upon any subsequent holder, transferee or assignee of the Note or interest therein. If a Lender shall sell and transfer beneficial participations in its interest in the Notes made payable to such Lender (as contrasted to outright assignments and transfers of such interest), the Agent and the other Lenders need only recognize and treat such Lender as the absolute owner thereof for all purposes under this Agreement and the other Loan Documents.

     (g) The Agent may at any time request the Lenders to participate in the review and approval of any document, course of action or information provided hereunder to be reviewed and approved by the Agent. The Agent shall in all cases be fully protected in, and shall have no liability by reason of, acting or refraining from acting, and no Lender shall have any claim or right of action whatsoever against the Agent as a result of the Agent's acting or refraining from acting, under this Agreement and any Loan Document and any other document referred to or contemplated by this Agreement in accordance with written instructions signed by the Required Percentage of the Lenders or such higher percentage as may be necessary under Section 11.5 or Section 11.6 hereof to authorize any action specified in such instructions; provided, however,
                                                        --------  -------
unless and until the Agent shall receive such instructions, the Agent may take such action with respect thereto as it shall deem advisable in the best interest of the Lenders.


     (h) The Agent makes no warranty or representation and shall not be responsible for any statement, warranty or representation made in or in connection with the Loan Documents or in any document, certificate or other writing delivered in connection herewith, and shall not be responsible for the performance or observance of any of the terms, covenants or conditions of the Loan Documents on the part of the Borrower, the Marriott Entities or any other Person, and shall not have any duty to inspect the property (including the books and records) of the Borrower, the Marriott Entities or any other Person. The Agent shall not, by any action or inaction hereunder or under any of the Loan Documents, be deemed to make any representation or warranty regarding the financial condition of the Borrower or any of the Marriott Entities, the effectiveness, genuineness, validity or enforceability of this Agreement or any of the other Loan Documents, or the existence, value, collectibility or adequacy of any collateral security for the Loans, or for the validity, effectiveness, perfection or relative priority of the Liens and security interests for the Loans, or for the filing, recording, refiling, rerecording, or continuing of any assignment, Lien, security interest, financing statement or other instruments, or for the legality, legal effect or sufficiency of any act of the Borrower, the Marriott Entities or any other Person in connection with, or under any of the provisions of, this Agreement or any of the Loan Documents. The Agent has no duty to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents, or the financial condition of the Borrower or any of the Marriott Entities or the existence or possible existence of any Default or Potential Default.

     (i) Each Lender acknowledges that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has obtained from the Borrower and/or the Marriott Entities and has deemed appropriate, made its own credit or other analysis of the Borrower and decision to enter into this Agreement; and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall hereafter obtain from the Borrower and/or the Marriott Entities and deem appropriate at the time, continue to make its own credit analysis and decisions in taking or not taking action under this Agreement and the other Loan Documents. The Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower and/or the Marriott Entities which may come into the possession of the Agent, except as otherwise provided herein.

     (j) The Agent shall have no duty or obligation to defend or prosecute any action or proceeding unless indemnified, in writing, to its satisfaction, by the Lenders for each respective Lender's proportionate share (in the proportion of its Pro Rata Share) of the costs and expenses thereof. In the event that the Lenders shall determine to make any payment or incur any expense for the purpose of maintenance, repair, restoration, payment of taxes, insurance or other costs or expenses, which they deem necessary or appropriate in connection with the holding, operation and/or sale of the Property or other collateral for the Loans, each Lender shall promptly reimburse, to the extent of its proportionate share (in the proportion of its Pro Rata Share) thereof, the Lender that makes such payment or incurs such expense.

     (k) Nothing contained in this Article 9 is for the benefit of the Borrower, the Marriott Entities or any Person other than the Lenders.

10. EQUIPMENT.

     10.1  Amendment of Equipment Lease.  Notwithstanding anything to the
           ----------------------------
contrary contained in this Agreement or any other Loan Document, the Borrower may at any time modify or amend the Equipment Lease, subject to the following terms, provisions and conditions:

     (a) No such modification or amendment shall impose upon the Borrower any obligations beyond those theretofore contained in the Equipment Lease.

     (b) Except for an amendment of the Equipment Lease provided for in
Section 10.2(d), no such modification or amendment shall, either alone or in the aggregate with any other modifications or amendments, reduce or result in the reduction of the Net Equipment Rental Income by more than $1,000,000.00 in any Fiscal Year; provided, however, that the Borrower may, in the exercise of its
             --------  -------
reasonable business judgment, modify or amend the Equipment Lease so as to reduce the Net Equipment Rental Income by more than $1,000,000.00 in any Fiscal Year if by reason of the financial condition of TWA such amendment is necessary or appropriate to ensure TWA's performance thereunder.

     (c) The Borrower shall promptly furnish to the Agent a copy of any modification or amendment, certified by the Borrower to be true, correct and complete.

     Upon the Agent's delivery of the release provided for in Section 10.3, the provisions of this Section 10.1 shall no longer be binding upon the Borrower.

     10.2  Sale of Equipment.  Notwithstanding anything to the contrary
           -----------------
contained in this Agreement or in any other Loan Document, the Borrower may at any time sell any or all of the Equipment, subject to the following terms, provisions and conditions:

     (a) No such sale shall impose upon the Borrower any obligations beyond those customarily contained in similar transactions.

     (b) Such sale shall be on a cash basis, with the full purchase price paid at the closing of such sale.

     (c) Such sale shall not be a sale-leaseback transaction, and following such sale Borrower shall have no ownership, leasehold or other interest in the Equipment so sold.

     (d) If less than all of the Equipment then subject to the Lease is sold, the Equipment Lease shall be amended in the appropriate manner to reflect such sale and the proportionate reduction of rent thereunder.

     (e) Either prior to entering into any contract or agreement for sale of any Equipment or such modification or amendment of the Equipment Lease, or as a condition of the effectiveness of any such documents into which Borrower has entered, the Borrower shall furnish to the Agent for approval copies of such proposed or actual documents, certified by the Borrower to be true, correct and complete. The Agent's right to disapprove any such document shall be limited to the Agent's determination of whether such document complies with the provisions of this Section 10.2. Failure of the Agent to disapprove any such document within ten (10) Business Days of the Agent's receipt thereof shall constitute approval thereof.

     (f) The Borrower shall pay to the Agent, as a partial prepayment of the Loans, an amount equal to the following percentage of the gross sales price for the Equipment so sold, which amount shall be payable on the first Quarterly Payment Date following the date of the sale of the Equipment or on the last day of the current Interest Period, whichever is earlier:

Date of Closing                                       Percentage
of Equipment Sale                                     Payable to Agent
-----------------                                     ----------------
On or before April 24, 1990                                60%

Later than April 24, 1990 and
on or before April 24, 1991                                50%

     Notwithstanding the foregoing, no payment shall be required under this
Section 10.2(f) if the aggregate amount of gross sales prices of all Equipment sold in any Fiscal Year is less than $500,000.00, but, if such aggregate amount equals or exceeds $500,000.00, payment of the applicable percentage of the entire gross sales price of all such sales shall be required.

     Upon the Agent's delivery of the release provided for in Section 10.3, the provisions of this Section 10.2 shall no longer be binding upon the Borrower.

     10.3 Release of Security Interest. Provided no Event of Default has
          ----------------------------
occurred that is continuing, the Agent shall, if requested by the Borrower, release the Agent's security interest in the Net Equipment Rental Income created under the Security Agreement on or at any time after, April 24, 1991. Upon the delivery of such release, the Borrower may at any time thereafter and notwithstanding anything to the contrary contained in Section 10.1, Section 10.2 or any other provision of this Agreement or any of the other Loan Documents (a) modify, amend or terminate the Equipment Lease, provided that such modification, amendment or termination does not impose upon the Borrower any obligations beyond those theretofore contained in the Equipment Lease; (ii) sell or lease the Equipment, whether to TWA or any other Person, on reasonable terms and conditions; or (iii) incur Indebtedness with respect to which the recourse against Borrower is limited to the Equipment and to the rights of the Borrower under the Equipment Lease or any other lease of the Equipment.

11. MISCELLANEOUS.

     11.1 Notices and Addresses. Except as otherwise provided with respect to
          ---------------------
Borrowing Notices, all notices, demands or requests provided for or permitted to be given pursuant to this Agreement shall be deemed to have been properly given or served by personal delivery, by telex, by nationally-recognized overnight delivery service, or by depositing in the United States mail, postpaid and registered or certified, return receipt requested, and addressed to the addresses set forth below. All notices, demands and requests shall be effective upon being personally delivered, upon receipt of a telex, upon deposit at the office of a nationally-recognized overnight delivery service, or upon being deposited in the United States mail. The time period in which a response to any notice, demand or request must be given, if any, shall commence to run from the date of personal delivery, the date the telex is received, the date of delivery by a nationally-recognized, overnight delivery service or the date of receipt of the notice, demand or request, by the addressee thereof as disclosed by the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. No other method of giving notice is hereby precluded. By giving at least ten (10) days' written notice thereof, any party hereto shall have the right from time to time and at any time during the term of this Agreement to change its address and each shall have the right to specify as its address any other address within the United States of America. For the purposes of this Agreement, the addresses of the parties are as follows:

     Borrower:

          Desert Springs Marriott Limited Partnership
          10400 Fernwood Road
          Bethesda, Maryland  20058
          Attention:  Law Department

     Agent:

          The First National Bank of Chicago
          1776 I Street
          Suite 800
          Washington, D.C.  20006
          Attention:  Steven Franklin

     Lenders:

          The First National Bank of Chicago
          1776 I Street
          Suite 800
          Washington, D.C.  20006
          Attention:  Steven Franklin

          Credit Lyonnais, New York Branch
          95 Wall Street
          New York, New York 10005
          Attention:  Bruce Hawkins

          Credit Lyonnais, Cayman Island Branch
          c/o Credit Lyonnais, New York Branch
          95 Wall Street
          New York, New York  10005
          Attention:  Bruce Hawkins

          Societe Generale, Chicago Branch

          Three First National Plaza
          Suite 5300
          Chicago, Illinois  60602
          Attention:  Joseph Philbin

          Sumitomo Trust & Banking Co., Ltd.
          Los Angeles Agency
          333 South Grand Avenue
          Suite 5300
          Los Angeles, California  90071
          Attention:  Jeff Koester

     11.2  Survival of Representations; Successors and Assigns.  All
           ---------------------------------------------------
covenants, agreements, representations, warranties and indemnifications made herein and in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement and the other Loan Documents, the making by the Lenders of the Loans and the execution and delivery of the Notes, regardless of any investigation made by the Lenders and of the Lenders' access to any information and shall continue in full force and effect so long as the Loan Commitments are outstanding, or the Loans or any obligation created hereunder is outstanding and unpaid. Whenever in this Agreement there is a reference to any of the parties hereto, such reference shall be deemed to include the successors and assigns of such party, subject to the provisions hereof. All covenants, agreements, representations, warranties and indemnifications by or on behalf of the Borrower or the Marriott Entities or any other Person which are contained or incorporated in this Agreement or any other Loan Document or any other document referred to herein or executed or delivered in connection with the Loans shall inure to the benefit of the successors and assigns of the Lenders and any holders of the Notes or any interest therein. Except for the parties hereto and their respective successors and assigns, no other Person shall be entitled to the benefits of this Agreement or to rely hereon. Each Lender shall be individually and severally bound by this Agreement and the other Loan Documents but shall not be jointly obligated hereunder and thereunder and shall have no responsibility for any failure of any other Lender to comply with any of its obligations under this Agreement or the other Loan Documents.

     11.3 Effect of Delay; No Waivers. No failure or delay on the part of the
          ---------------------------
Lenders or any of them in exercising any right, power or privilege hereunder or under the Notes, nor any course of dealing between the Borrower and the Lenders or any of them, shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. No advance of the Loans made at a time when an Event of Default exists shall constitute a waiver of any right or remedy of the Lenders existing by reason of such Event of Default.

     11.4 Expenses. Whether or not the transactions contemplated hereby shall be
          --------
consummated, the Borrower agrees to pay, and the Lenders may charge any deposit account(s) of the Borrower for, all expenses incurred by the Lenders in connection with the negotiation, preparation and administration of this Agreement (including, without limitation, any modifications of or waivers under this Agreement), the other Loan Documents, the advances of the Loans hereunder, the enforcement, defense and preservation of the rights of the Lenders under or in connection with this Agreement, the Notes and the other Loan Documents, and all reasonable attorneys' fees and disbursements incurred by the Lenders which arise out of or are connected, directly or indirectly, to any transaction contemplated by this Agreement, the fees of appraisers and surveyors, filing and recording fees and taxes, mortgage taxes, intangible taxes and insurance (including title insurance) premiums. All of such expenses shall be paid by the Borrower at or prior to the time of the execution of this Agreement, except that, if payment of such amounts is not required as a condition of Closing under
Section 3.12, such amounts shall be paid promptly upon demand. The provisions of this Section shall survive any termination of this Agreement, whether by reason of bankruptcy of the Borrower or otherwise.

     11.5  Consent by Percentage of the Lenders.
           ------------------------------------

     (a) Subject to the provisions of Sections 11.5(b), 11.5(c) and 11.6 any waiver, consent, or other indulgence which the Lenders may, at their option, determine to grant to the Borrower, or any decision to waive any condition, or any amendment or modification of any provision hereof, or of any other term or provision of any of the other Loan Documents or the granting or refusal of any consent or approval contemplated hereby or thereby, or to negotiate settlements of insurance claims or condemnation awards as mortgagee or secured party, or to exercise any rights or remedies under the Loan Documents shall be sufficient and binding upon all of the Lenders and the Borrower if agreed to in writing by a Required Percentage of the Lenders.

     (b) Notwithstanding anything to the contrary contained in Section
11.5(a), the Agent may, without the consent of the Lenders, exercise the rights and powers and grant or deny any consents as are provided to be exercised or granted by the Agent pursuant to Section 9.1 hereof, the other provisions of this Agreement and the other Loan Documents. The Agent may also waive any condition or provision of this Agreement or the other Loan Documents without the consent of the Lenders in connection with the determination of whether the Loans are to be disbursed or in connection with the administration of the Loans as the Agent reasonably determines are incidental to the exercise of its rights and powers referred to in this Section 11.5(b) and are not a waiver of a material condition or provision.

                                      -lO8-

        (c) No decision may be made without the prior written consent of all the Lenders, (i) to change the method or formula by which the rate of interest is determined; (ii) to reduce the amount or change or postpone the date of any required payment of principal, interest or the Loan Fee; (iii) to change or extend the Maturity Date; (iv) to alter the Guaranties or the collateral for the Loans or the provisions relating to the release of the collateral; (v) to pursue, prior to the commencement of foreclosure proceedings under the Deed of Trust or the exercise of the power of sale thereunder, any other remedies if the pursuit of such other remedies might adversely affect the Lenders' rights under the Deed of Trust; (vi) to accept a deed in lieu of foreclosure for the benefit of the Lenders (in the proportion of their respective Pro Rata Shares) and to release the Borrower, the General Partner, Marriott, and/or any successor to their interest in consideration of such conveyance in lieu of foreclosure; (vii) to receive, as part payment for the subsequent sale of the Property, a purchase money mortgage, any such purchase money mortgage to be held by the Agent for the benefit of the Lenders (in the proportion of their respective Pro Rata Shares) subject to the provisions of this Agreement or (viii) to change the Required Percentage of Lenders. Any participation agreements entered into by any of the Lenders will provide that the consent of the participant is not required as a condition to any action of the Lender except as to matters set forth in this
Section 11.5(c), items (i) through (vii).

        (d) The Borrower shall not be entitled to assert a defense or otherwise question any action taken or omitted to be taken by the Lenders, or any of them, or the Agent, on the basis that the requisite percentage of the Lenders has not consented thereto or that the Agent was not duly authorized with respect thereto.

        11.6   Lenders' Right of Setoff.  No Lender may exercise any right of
               ------------------------
setoff with respect to a Loan without the prior written approval of all other Lenders. Any Lender that exercises such right of setoff without the prior approval of all other Lenders shall indemnify and hold harmless all other Lenders from and against all losses that may be incurred by them as a result of any adverse effect that the exercise of such right of setoff has upon the rights of the Lenders under the Loan Documents.

        11.7   Use of Accounting Terms.  Except as otherwise provided herein,
               -----------------------
accounting terms used in this Agreement shall be construed, calculations hereunder shall be made and financial data required hereunder shall be prepared, both as to classification of items and as to amounts, in accordance with generally accepted accounting principles in effect as of the date hereof consistently applied. All statements relating to earnings and expenses shall set forth separately or otherwise identify all extraordinary and non-recurring items.

        11.8   Equitable Adjustment among Lenders.  The Lenders agree among
               ----------------------------------
themselves that, with respect to all sums received by the Lenders applicable to the payment of principal of or interest on the Notes or the Loan Fee, equitable adjustment will be made among the Lenders so that, in effect, all such sums shall be shared ratably by each of the Lenders based upon their Pro Rata Shares of the Loans (as the case may be), whether received by voluntary or required payment or prepayment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross-action or by the enforcement of the Notes or the Guaranties. Without limitation of the provisions of Section 11.6, each Lender hereby agrees that any sums received by it from the Borrower by exercise of the right of setoff or banker's lien shall be applied solely to payment of the

Notes outstanding hereunder and not to payment of any other financial accommodations extended by such Lender to the Borrower.

        11.9   No Assignment by Borrower.  The Borrower shall not assign this
               -------------------------
Agreement or any of the moneys due or to become due hereunder or convey, transfer, encumber (except as otherwise permitted herein or in any of the other Loan Documents) or otherwise hypothecate the Property or any part thereof by operation of law or otherwise, without the prior written consent of the Lenders. Notwithstanding any breach by the Borrower of the provisions of this
Section 11.9, the Lenders may, at their option, continue to make advances under this Agreement to the Borrower or to those who succeed to the Borrower's title; and all sums so advanced by the Lenders shall be deemed to be made pursuant to this Agreement, and not to constitute a modification thereof, and shall be evidenced by the Notes and secured by the Deed of Trust and by all other collateral granted to the Lenders by the Borrower hereunder.

        11.10  Lender Assignment and Participation.
               -----------------------------------

        (a) Without the prior written consent of the Borrower, no Lender shall assign or transfer an interest in the Loan, except to (i) an assignee or transferee that is an affiliate of such Lender or (ii) another Lender. The foregoing provisions shall not limit the rights of any Lender with respect to any sale or grant of any participation interests.

        (b) Without the prior written consent of the Borrower, no Lender shall assign or transfer an interest, or sell or grant a participation interest, in the Loan to any Person other than another Lender unless following such assignment, transfer, sale or grant the Lender that has so assigned, transferred, sold or granted such interest retains an interest in the Loan, free of participation or other interests, that is at least equal to twenty-five percent (25%) of the Pro Rata Share of the Loan of such Lender as of the date of the Agreement.

        (c) All participation agreements entered into by any Lender with respect to the Loan or any interest therein shall (i) limit the participant's right to approve any action taken by such Lender with respect to the Loan to those specified in items (i) through (vii) of Section 11.5(c), and (ii) incorporate with respect to such participant the confidentiality provisions of Section 11.23.

        11.11  Books and Records.  The Lenders or any of their representatives
               -----------------
shall have, upon not less than two Business Days' notice and at reasonable times and as often as the Lenders, or any of them, may request, the right to inspect all the books and records of the Borrower relating to the Property and the Equipment Lease and shall be furnished with all information reasonably requested by them in connection therewith.

        11.12  Written Communications with Agent.
               ---------------------------------

        (a) Any written communication delivered by the Agent to the Borrower that states that such communication is delivered by the Agent as agent on behalf of the Lenders shall be binding upon the Lenders, and the Borrower may rely upon such communication as binding upon the Lenders.

        (b) Unless this Agreement specifically states that a document, instrument or other communication required to be furnished by or on behalf of the Borrower is to be delivered to the Agent, the Borrower shall deliver or cause to be delivered to all of the Lenders counterparts of any such required document, instrument or communication; provided, however, that delivery to
                                       --------  -------

Credit Lyonnais, New York Branch of the counterpart of any required document, instrument or communication shall satisfy the requirement of delivery of said document to Credit Lyonnais, Cayman Island Branch.

        11.13  Proceedings.  All legal proceedings and all instruments and
               -----------
agreements in connection with the transactions contemplated by this Agreement (including without limitation those provided for in Article 3 hereof) shall be satisfactory in form, scope and substance to the Lenders and their counsel, and the Lenders and such counsel shall have received all information and copies of all documents which the Lenders or their counsel may reasonably have requested in connection therewith, such documents where appropriate to be certified by proper governmental authorities.

        11.14  Resignation of Agent.
               --------------------

        (a) The Agent or any successor Agent hereunder may at any time resign by giving not less than sixty (60) days' prior written notice to the Borrower and all of the other Lenders. Within twenty (20) days of the resigning Agent's notice of resignation, a successor Agent shall be designated from among the Lenders by the Required Percentage of the Lenders, which shall notify the Borrower and all Lenders (including the resigning Agent) of such designation, which designation shall be subject to the Borrower's approval, not to be unreasonably withheld. If the Lenders fail to designate a successor Agent pursuant to the preceding sentence or if the successor Agent fails to deliver to the Borrower and all of the Lenders, within thirty (30) days of resigning Agent's notice of resignation, a written instrument agreeing to act as Agent hereunder, then the Lender holding the largest aggregate interest in the Loans (or, if there is more than one Lender holding such equally large interests, one of such

Lenders selected by the resigning Agent) shall be the successor Agent. Any successor Agent hereunder shall be deemed to have assumed, from and after the effective date of the resignation of the resigning Agent, all of the rights, duties and obligations of the Agent hereunder (including without limitation those set forth in this Section 11.14).

        (b) A resigning Agent shall deliver to the successor Agent, on or prior to the effective date of its resignation, all Loan Documents, collateral, insurance policies, binders and certificates and other documents and instruments that it is holding as Agent hereunder and shall cooperate with the successor Agent in the transition of the agency.

        11.15  Time of the Essence.  Time is hereby declared to be of the
               -------------------
essence of this Agreement and any part hereof and of all of the Loan Documents.

        11.16  Exhibits.  The Exhibits to this Agreement have been attached
               --------
hereto or, if not so attached, have been marked for identification by the Agent and the Borrower, and a complete set of the Exhibits as so attached or marked has been delivered to the Borrower and each of the Lenders. The Agent shall be authorized by the Lenders prior to the Closing to consent to such changes to the Exhibits which are not material but which the Agent determines are necessary or appropriate.

        11.17  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall constitute one and the same agreement.

        11.18  Construction and Jurisdiction.  This Agreement and the Notes, and
               -----------------------------
the rights and obligations of the parties hereunder and thereunder, shall be governed by and construed and enforced in accordance with the laws of the State of Illinois applicable to contracts made and to be performed wholly within such State. Borrower hereby irrevocably consents and agrees that any legal action, suit, or proceeding arising out of or in any way in connection with this Agreement may be instituted or brought in the courts of the State of Illinois, or the United States Courts for any District in the State of Illinois, as Lenders may elect, and by execution and delivery of this Agreement hereby irrevocably accepts and submits to generally and unconditionally, the non-exclusive jurisdiction of any such court, and to all proceedings in such courts. The parties also consent that service of process in any such action or proceeding may be made upon any party by mailing a copy of the summons and the complaint to such party, by registered mail, return receipt requested, at its address designated for notices under
Section 11.1 of this Agreement. Nothing in this Agreement or elsewhere shall affect the Lenders' right to serve process in any other manner permitted by law or limit the right of the Lenders to bring actions, suits or proceedings in the courts of any other jurisdiction. In any action or proceeding relating to this Agreement or the Note or any of the other Loan Documents or any of the liens, security interests or collateral security for the Loans or any of them, the parties mutually waive trial by jury, and the Borrower waives (a) any claim for consequential or special damages, and (b) the right to assert therein any setoff or counterclaim.

        11.19  Description of Documents.  The description or characterization of
               ------------------------
any Loan Document or any other document or instrument contained in this Agreement or in any other Loan Document is solely for the purpose of identification and such description or characterization shall not be used for the purpose of, and shall not otherwise affect, the construction or interpretation of such Loan Document or other document or instrument so described or characterized. In the event of any conflict between any such description or characterization and the terms of any such Loan Document or other document or instrument, the terms of the latter shall control.

        11.20  Headings.  Article and Section headings and the description of
               --------
Exhibits contained in the list of Exhibits hereto are for convenience only and shall not affect the interpretation or construction of this Agreement or the other Loan Documents.

        11.21  Indemnity.  Borrower agrees to indemnify the Lenders for all
               ---------
injury, damage and liability to the person or property of the parties hereto or to any other Person by reason of the ownership or operation of the Property or the Equipment. Borrower shall undertake at its own expense, by counsel reasonably approved by the Lenders, the defense of the Lenders in any lawsuit commenced as a result of injury, damage or liability occurring by reason of the ownership or operation of the Property or the Equipment.

        11.22  Validity.  In the event that any of the covenants, agreements,
               --------
terms or provisions contained in this Agreement or in any other Loan Document shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein or in any other Loan Document (or the application of the covenant, agreement, term held to be invalid, illegal or unenforceable, to Persons or circumstances other than those in respect of which it is invalid, illegal or unenforceable) shall be in no way affected, prejudiced or disturbed thereby.

        11.23  Confidentiality.  Any information furnished to the Lenders under
               ---------------
this Agreement shall be kept confidential by the Lenders and not disclosed to Persons other than the Lenders, except (a) that such information may be disclosed (i) to auditors and counsel for the Lenders, (ii) to any Governmental Authority to the extent such disclosure is required by law or regulation, (iii) in connection with the enforcement of any Lenders rights under the Loan Documents, (iv) if required by subpoena, court or regulatory order or otherwise by law or regulation, and (v) to any actual or prospective assignee of or participant in all or any part of a Lender's interest in the Loan in accordance with Section 11.10(c) hereof, and
(b) that the restriction set forth in this Section 11.23 shall not apply to any information that (i) is known to a Lender at the time it is furnished to the Lender hereunder or (ii) is publicly available.

        11.24  Incorporation by Reference.  All the terms, covenants,
               --------------------------
obligations and agreements contained in the Notes and the other Loan Documents are hereby incorporated herein and made a part hereof to the same extent and effect as if fully set forth herein.

        IN WITNESS WHEREOF, the Borrower and the Lenders have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                              DESERT SPRINGS MARRIOTT LIMITED
                                PARTNERSHIP

                              By:  Marriott Desert Springs
                                   Corporation, its general
                                   partner

                              By:  /s/ SIGNATURE APPEARS HERE
                                 --------------------------------
                                   Vice President

                              THE FIRST NATIONAL BANK OF CHICAGO,
                                for itself and as Agent

                              By:  /s/ SIGNATURE APPEARS HERE
                                 --------------------------------
                                   Title:VICE PRESIDENT
                                         ------------------------

                              CREDIT LYONNAIS,
                                New York Branch

                              By:________________________________
                                 Title:__________________________

                              CREDIT LYONNAIS,
                                Cayman Island Branch

                              By:________________________________
                                 Title:__________________________

                              SOCIETE GENERALE,
                                Chicago Branch

                              By:  /s/ SIGNATURE APPEARS HERE
                                 --------------------------------
                                 Title: Assistant Vice President
                                        -------------------------

                              SUMITOMO TRUST & BANKING
                              CO., LTD., Los Angeles Agency

                              By:  /s/ SIGNATURE APPEARS HERE
                                 --------------------------------
                              Title: General Manager
                                    -----------------------------

        IN WITNESS WHEREOF, the Borrower and the Lenders have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                              DESERT SPRINGS MARRIOTT LIMITED
                                PARTNERSHIP

                              By:  Marriott Desert Springs
                                   Corporation, its general
                                   partner

                              By:________________________________
                                   Vice President


                              THE FIRST NATIONAL BANK OF CHICAGO,
                                for itself and as Agent


                              By:________________________________
                                Title:___________________________

                              CREDIT LYONNAIS,
                                New York Branch

                              By:  /s/ SIGNATURE APPEARS HERE
                                 --------------------------------
                                Title:  Vice President
                                      ---------------------------

                              CREDIT LYONNAIS,
                                Cayman Island Branch

                              By:  /s/ SIGNATURE APPEARS HERE
                                 --------------------------------
                                Title:
                                      ---------------------------

                              SOCIETE GENERALE,
                                Chicago Branch

                              By:________________________________
                                Title:___________________________

                              SUMITOMO TRUST & BANKING
                              CO., LTD., Los Angeles Agency

                              By:________________________________
                                 Title:__________________________